UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
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Soliciting Material Pursuant to §.240.14a-12

ROCKWELL AUTOMATION, INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2015

NOTICE OF
ANNUAL MEETING
AND PROXY STATEMENT

February 3, 2015 at 5:30 pm

Rockwell Automation, Inc.

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

December 11, 2014

Dear Fellow Shareowner:

You are cordially invited to attend our 2015 Annual Meeting of Shareowners on Tuesday, February 3, 2015. The meeting will be held in Bradley Hall at our Global Headquarters in Milwaukee, Wisconsin. You will find information about the business to be conducted at the meeting in the attached notice of meeting and proxy statement. At the meeting, I will also review the Company’s activities and performance during the last year and answer questions of general interest to shareowners. You can read more about our performance in the accompanying 2014 Annual Report and Form 10-K.

Your vote is important to us. Whether or not you plan to attend the meeting, it is important that your shares are represented and voted at the meeting. We encourage you to vote before the meeting by returning your proxy card or voting via the Internet or by telephone. If you decide to attend the meeting, you will still be able to vote in person, even if you previously submitted your proxy. Please follow the advance registration instructions on the outside back cover page of the proxy statement to obtain an admission card if you plan to attend.

We hope to see you at the meeting. Thank you for your continued support of Rockwell Automation.

Sincerely yours,

Keith D. Nosbusch

Chairman and Chief Executive Officer

Table of Contents

NOTICE OF 2015 ANNUAL MEETING OF SHAREOWNERS	1
PROXY SUMMARY	2
PROXY STATEMENT	4
GENERAL INFORMATION ABOUT THE MEETING AND VOTING	4
CORPORATE GOVERNANCE	9
ELECTION OF DIRECTORS	13
BOARD OF DIRECTORS AND COMMITTEES	19
DIRECTOR COMPENSATION	24
DIRECTOR COMPENSATION TABLE	26
AUDIT COMMITTEE REPORT	27
OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY	28
COMPENSATION COMMITTEE REPORT	29
EXECUTIVE COMPENSATION	29
Compensation Discussion and Analysis	29
Summary Compensation Table	40
Grants of Plan-Based Awards Table	42
Outstanding Equity Awards at Fiscal Year-End Table	43
Option Exercises and Stock Vested Table	44
Pension Benefits Table	44
Non-Qualified Deferred Compensation	46
Non-Qualified Deferred Compensation Table	47
Potential Payments Upon Termination or Change of Control	47
PROPOSAL TO APPROVE THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
PROPOSAL TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	51
PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR A MAJORITY VOTE STANDARD IN UNCONTESTED DIRECTOR ELECTIONS	53
OTHER MATTERS	54
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	54
ANNUAL REPORT	54
SHAREOWNER PROPOSALS FOR 2016 ANNUAL MEETING	54
EXPENSES OF SOLICITATION	55
SUPPLEMENTAL FINANCIAL INFORMATION	55
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON FEBRUARY 3, 2015	56

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Rockwell Automation, Inc.

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

Notice of 2015 Annual Meeting of Shareowners

To the Shareowners of ROCKWELL AUTOMATION, INC.:

The 2015 Annual Meeting of Shareowners of Rockwell Automation, Inc. will be held in Bradley Hall at the Rockwell Automation Global Headquarters, 1201 South Second Street, Milwaukee, Wisconsin, USA on Tuesday, February 3, 2015, at 5:30 p.m. (Central Standard Time) for the following purposes:

(a)

to vote on whether to elect as directors the five nominees named in the accompanying proxy statement;

(b)

to vote on a proposal to approve the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015;

(c)

to vote on a proposal to approve on an advisory basis the compensation of our named executive officers;

(d)

to vote on a proposal to amend our certificate of incorporation to provide for a majority vote standard in uncontested director elections; and

(e)

to transact such other business as may properly come before the meeting.

Only shareowners of record at the close of business on December 8, 2014 may vote at the meeting.

By order of the Board of Directors.

Douglas M. Hagerman

Secretary

December 11, 2014

Note: The Board of Directors solicits votes by the execution and prompt return of the accompanying proxy in the enclosed return envelope or by use of the Company’s telephone or Internet voting procedures.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Annual Meeting of Shareowners

•

Date and Time: Tuesday, February 3, 2015 at 5:30 pm CST

•

Location: Rockwell Automation Global Headquarters, 1201 South Second Street, Milwaukee, WI 53204

•

Record Date: December 8, 2014

Who May Vote

You may vote if you were a shareowner of record at the close of business on the December 8, 2014 record date.

How to Cast Your Vote

You can vote by any of the following methods:

    Internet (www.proxyvote.com) until February 2, 2015;

   Telephone (1-800-690-6903) until February 2, 2015;

    Complete, sign and return your proxy by mail by January 29, 2015;

•

If you hold shares in one of our savings plans, by Internet (www.proxyvote.com), telephone (1-800-690-6903) or mail by January 29, 2015; or

•

In person, at the annual meeting: If you are a shareowner of record, your admission card will serve as proof of ownership. If you hold your shares through a broker, nominee or other intermediary, you must bring proof of ownership to the meeting.

Voting Matters

We are asking you to vote on the following proposals at the annual meeting:

	Board Vote Recommendation	Page Reference (for more detail)
Election of Directors	FOR each Director Nominee	13
Approval of Auditors	FOR	50
Advisory Vote on Executive Compensation	FOR	51
Vote Standard for Uncontested Director Elections	FOR	53

Board and Governance Highlights (page 9)

•

All directors and nominees are independent (except our CEO)

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Balanced director tenure – four directors have more than ten years of service and four (growing to five) have less than four years of service

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Balanced director ages with three (growing to four) directors under age 60

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None of our directors serve on more than three public company boards

•

Independent Lead Director

•

Diverse Board

•

Code of Conduct for all employees and directors

•

Stock ownership requirements for officers and directors

•

Anti-hedging and anti-pledging policies

•

Annual ethics training

Board Nominees (page 13)

The Board increased its size in order to add Ms. Payne as a new director. The Board nominated Mr. Istock, who is beyond our normal retirement age, for election to an additional one-year term.

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The following table provides summary information about each director nominee.

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Company Boards
Betty C. Alewine	66	2000	Retired President and Chief Executive Officer, COMSAT Corporation	Yes	• Compensation Committee • Technology and Corporate Responsibility Committee	2*
J. Phillip Holloman	59	2013	President and Chief Operating Officer, Cintas Corporation	Yes	• Audit Committee • Technology and Corporate Responsibility Committee	0
Lawrence D. Kingsley	51	2013	Chairman and Chief Executive Officer, Pall Corporation	Yes	• Audit Committee • Compensation Committee	1
Verne G. Istock Lead Director	74	2003	Retired Chairman and President, Bank One Corporation	Yes	• Audit Committee • Board Composition and Governance Committee	1
Lisa A. Payne	56	Nominee	Vice Chairman and Chief Financial Officer, Taubman Centers, Inc.	Yes		2
* Includes New York Life Insurance Company, a mutual insurance company.

Auditor (page 50)

We ask our shareowners to approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending September 30, 2015. Below is summary information about fees paid to Deloitte & Touche LLP for services provided in fiscal 2014 and 2013 (in millions):

Year Ended September 30	2014	2013
Audit Fees	$5.66	$5.65
Audit-Related Fees	0.13	0.20
Tax Fees	0.00	0.00
All Other Fees	0.01	0.00
TOTAL	$5.80	$5.85

Executive Compensation (page 29)

Our executive compensation program is designed to attract and retain executive talent and emphasize pay for performance. Our compensation program includes base salary, annual incentive compensation, long-term incentives, defined benefit and defined contribution retirement plans and a very limited perquisite package. Our compensation program includes the following key principles:

•

Compensation decisions are based on a number of factors, including market compensation rates, Company performance against pre-established goals and the relative share performance of the Company compared to the broader stock market, as well as the experience and contributions of individual executives.

•

A significant portion of an executive’s compensation is directly linked to our performance and the creation of shareowner value.

•

Long-term incentives reward management for creating shareowner value and align the financial interests of executives and shareowners.

•

Incentive compensation payouts vary significantly from year to year based on performance compared to goals.

We seek sustained growth and performance through various activities that depend on our executives for their planning and execution. We believe it is important to align the compensation of our leadership with this growth and performance strategy through pay for performance. We believe our shareowners support this philosophy based on the overwhelming level of shareowner support for the proposal to approve the compensation of our named executive officers presented at our 2014 annual meeting.

Advisory Vote to Approve Executive Compensation (page 51)

We ask our shareowners to approve on an advisory basis the compensation of our named executive officers. We believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, support achieving our goals with appropriate levels of risk and are aligned with shareowner interests, including:

•

a balanced mix of long-term incentives including stock options, performance shares and restricted stock to motivate long-term performance and reward executives for absolute gains in share price and relative performance based on total shareowner return compared to the S&P 500 Index;

•

very limited perquisites;

•

stock ownership requirements for officers;

•

annual incentive compensation payouts tied directly to performance and capped at 200% of target, limiting excessive awards for short-term performance;

•

multiple-year vesting of long-term incentive awards;

•

absence of employment contracts with our named executive officers; and

•

use of claw-back agreements and recoupment policy.

Proposal on Vote Standard for Uncontested Director Elections (page 53)

We ask our shareowners to approve an amendment to our certificate of incorporation to provide for a majority vote standard in uncontested director elections.

Rockwell Automation - FY2014 Proxy Statement - 3

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Rockwell Automation, Inc.

PROXY STATEMENT

2015 Annual Meeting

The 2015 Annual Meeting of Shareowners of Rockwell Automation, Inc. will be held at 5:30 p.m. (Central Standard Time) on February 3, 2015, for the purposes set forth in the accompanying Notice of 2015 Annual Meeting of Shareowners. This proxy statement and the accompanying proxy are furnished in connection with the solicitation by our Board of Directors of proxies to be used at the meeting and at any adjournment of the meeting. We will refer to your company in this proxy statement as “we,” “us,” “our,” the “Company” or “Rockwell Automation.”

Rockwell Automation

We are a leading global provider of industrial automation power, control, and information solutions that help manufacturers achieve a competitive advantage for their businesses. Our products, solutions and services are designed to meet our customers’ needs to reduce total cost of ownership, maximize asset utilization, improve time to market and reduce enterprise business risk.

The Company continues the business founded as the Allen-Bradley Company in 1903. The privately-owned Allen-Bradley was a leading North American manufacturer of industrial automation equipment when the former Rockwell International Corporation (RIC) purchased it in 1985.

We were incorporated in Delaware in connection with a tax-free reorganization completed on December 6, 1996, pursuant to which we divested our former aerospace and defense business (the A&D Business) to The Boeing Company. In the reorganization, RIC contributed all of its businesses, other than the A&D Business, to us and distributed all of our capital stock to RIC’s shareowners. Boeing then acquired RIC. RIC was incorporated in 1928.

Our principal executive office is located at 1201 South Second Street, Milwaukee, Wisconsin 53204, USA. Our telephone number is +1(414) 382-2000 and our website is located at www.rockwellautomation.com. Our common stock trades on the NYSE under the symbol ROK.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Distribution and Electronic Availability of Proxy Materials

This year we are once again taking advantage of Securities and Exchange Commission (SEC) rules that allow companies to furnish proxy materials to shareowners via the Internet. If you received a Notice of Internet Availability of Proxy Materials (Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review this proxy statement and our 2014 Annual Report as well as how to vote by Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice.

We will mail the Notice to certain shareowners by December 24, 2014. We will continue to mail a printed copy of this proxy statement and form of proxy to certain shareowners and we expect that mailing to begin on December 19, 2014.

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Shareowners Sharing the Same Address

SEC rules permit us to deliver only one copy of our annual report and this proxy statement or the Notice to multiple shareowners who share the same address and have the same last name, unless we received contrary instructions from a shareowner. This delivery method, called “householding,” reduces our printing and mailing costs. Shareowners who participate in householding will continue to receive separate proxy cards.

We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement or Notice to any shareowner who received these materials at a shared address. To receive a separate copy, please write or call Rockwell Automation Shareowner Relations, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA, telephone: +1 (414) 382-8410.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of our annual report and proxy statement or Notice in the future, please contact Broadridge Financial Solutions, Inc. (Broadridge), either by calling +1 (800) 542-1061 (toll free in the United States and Canada only) or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, USA. You will be removed from the householding program within 30 days.

Any shareowners of record who share the same address and wish to receive only one copy of future Notices, proxy statements and annual reports for your household should contact Rockwell Automation Shareowner Relations at the address or telephone number listed above.

If you hold your shares in street name with a broker or other nominee, please contact them for information about householding.

What am I voting on?

You will be voting on whether to:

•

elect as directors the five nominees named in this proxy statement;

•

approve the selection by the Audit Committee of Deloitte & Touche LLP (D&T) as our independent registered public accounting firm for fiscal year 2015 (the D&T appointment);

•

approve on an advisory basis the compensation of our named executive officers; and

•

approve a proposal regarding the vote standard for uncontested director elections.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on December 8, 2014, the record date for the meeting, may vote at the Annual Meeting. Each shareowner of record is entitled to one vote for each share of our common stock held on the record date. On December 8, 2014, 135,640,898 shares of our common stock were outstanding and entitled to vote.

You are considered a holder of record of our common stock if your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services. If you hold shares through a bank, broker or other nominee, you are considered a “beneficial owner” of shares held in “street name”. If you hold shares in street name on the record date, you are entitled to vote them through your bank, broker or nominee who will send you these proxy materials and voting instructions.

Who may attend the Annual Meeting?

Shareowners as of December 8, 2014, the record date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in street name through a broker or other nominee, you will need to provide a copy of a brokerage statement reflecting your stock ownership as of the record date to be admitted to the Annual Meeting. Instructions for obtaining an admittance card are on the outside back cover page of this proxy statement. You will find directions and instructions for parking and entering the building on your admittance card.

How do I vote my shares?

We encourage shareowners to vote their shares in advance of the Annual Meeting even if they plan to attend. Shareowners may vote in person at the Annual Meeting. If you are a record holder and wish to vote in person at the meeting, you may vote by obtaining a ballot at the meeting. If you hold your shares in street name and wish to vote in person at the meeting, you should contact your broker or other nominee to obtain a broker’s proxy card and bring it, together with proper identification and your brokerage statement reflecting your stock ownership as of the record date, to the meeting.

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In addition you may vote by proxy:

•

if you received a Notice, by submitting the proxy over the Internet by following the instructions on the Notice; and

•

if you received a paper copy of the proxy materials:

–

for shareowners of record and participants in our savings plans and Wells Fargo Shareowner Services Plus Plan (dividend reinvestment and stock purchase plan), by completing, signing and returning the enclosed proxy card or direction card, or via the Internet or by telephone; or

–

for shares held in street name, by using the method directed by your broker or other nominee. You may vote over the Internet or by telephone if your broker or nominee makes those methods available, in which case they will provide instructions with your proxy materials.

How will my proxy be voted?

If you properly complete, sign and return a proxy or use our telephone or Internet voting procedures to authorize the named proxies to vote your shares, your shares will be voted as specified. If your proxy card is signed but does not contain specific instructions, your shares will be voted as recommended by our Board of Directors, subject to applicable New York Stock Exchange (NYSE) regulations.

For shareowners participating in our savings plans or in the Wells Fargo Shareowner Services Plus Plan, the trustee or administering bank will vote the shares that it holds for a participant’s account only in accordance with instructions given in a signed, completed and returned proxy card or direction card, or in accordance with instructions given pursuant to our Internet or telephone voting procedures. If they do not receive instructions, the shares will not be voted. To allow sufficient time for voting by the trustees of the savings plans, your voting instructions for shares held in the plans must be received by January 29, 2015.

May I change my proxy after I vote my shares?

For shareowners of record, you may revoke or change your proxy at any time before it is voted at the Annual Meeting by:

•

delivering a written notice of revocation to the Secretary of the Company;

•

submitting a properly signed proxy card with a later date;

•

casting a later vote using the telephone or Internet voting procedures; or

•

voting in person at the Annual Meeting (except for shares held in the savings plans).

If you hold your shares in street name, you must contact your broker or other nominee to revoke or change your proxy. Your proxy is not revoked simply because you attend the Annual Meeting.

Will my vote be confidential?

It is our policy to keep confidential all proxy cards, ballots and voting tabulations that identify individual shareowners, except (i) as may be necessary to meet any applicable legal requirements, (ii) in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting, and (iii) if a shareowner writes comments on the proxy card directed to our Board of Directors or management. Representatives of Broadridge will tabulate votes and act as the independent inspector of election at this year’s meeting. The independent inspector of election and any employees involved in processing proxy cards or ballots and tabulating the vote are required to comply with this policy of confidentiality.

What is required for there to be a quorum at the Annual Meeting?

Holders of at least a majority of the shares of our common stock issued and outstanding on the record date for the Annual Meeting must be present, in person or by proxy, for there to be a quorum in order to conduct business at the meeting.

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How many votes are needed to approve each of the proposals?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Plurality of votes cast	No
D&T Appointment	Majority of votes cast	Yes
Advisory Approval of Executive Compensation	Majority of votes cast	No
Vote Standard for Uncontested Director Elections	80% of outstanding voting power	No

Election of Directors. Directors are elected by a plurality of votes cast. This means that the five nominees for election as directors who receive the greatest number of votes cast by the holders of our common stock entitled to vote at the meeting will become directors. In an uncontested election where the number of nominees equals the number of director seats up for election, all the nominees will be elected as long as there is a quorum and somebody votes for their election. The election of directors, however, is subject to our majority vote policy.

Our Guidelines on Corporate Governance set forth our policy if a director is elected by a plurality of votes cast but receives a greater number of votes “withheld” from his or her election than votes “for” such election. In an uncontested election, any nominee for director who receives more votes “withheld” than votes “for” his or her election must promptly tender his or her resignation to the Board. The Board Composition and Governance Committee will consider the resignation offer and make a recommendation to the Board of Directors. The Board will act on the tendered resignation within 90 days following certification of the election results. The Board Composition and Governance Committee, in making its recommendation, and the Board of Directors, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the shareowners withheld votes from the director, the director’s tenure, the director’s qualifications, the director’s past and expected contributions to the Board, and the overall composition of the Board. We will promptly disclose the Board’s decision regarding whether to accept or reject the director’s resignation offer in a Form 8-K furnished to the SEC. If the Board rejects the tendered resignation or pursues any additional action, the disclosure will include the rationale behind the decision. Any director who tenders his or her resignation may not participate in the Board Composition and Governance Committee deliberations and recommendation or in the Board’s decision whether to accept or reject the resignation offer.

D&T Appointment. An affirmative vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy and entitled to vote on the matter is necessary to approve the D&T appointment.

Compensation of Named Executive Officers. An affirmative vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy and entitled to vote on the matter is necessary to approve on an advisory basis the compensation of our named executive officers, although such vote will not be binding on us.

Vote Standard for Uncontested Director Elections. An affirmative vote of at least 80 percent of the outstanding voting power of our common stock on the record date is necessary to approve the amendment to our certificate of incorporation to provide for a majority vote standard in uncontested director elections.

How are votes counted?

Under Delaware law and our certificate of incorporation and by-laws, (i) all votes entitled to be cast by shareowners present in person or represented by proxy at the meeting and entitled to vote on the subject matter, whether those shareowners vote “for,” “against” or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required to approve the D&T appointment and approve on an advisory basis the compensation of our named executive officers, and (ii) all votes represented by shares of our common stock outstanding on the record date for the meeting will be counted for purposes of determining the minimum number of votes required to approve the amendment to our certificate of incorporation to change the vote standard in uncontested director elections.

What is the effect of an abstention?

The shares of a shareowner who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors, but has the same legal effect as a vote “against” the proposals to approve the D&T appointment, the compensation of our named executive officers and the majority vote standard for uncontested director elections.

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How will votes be counted on shares held through brokers?

Brokers are not entitled to vote on the election of directors, the advisory proposal to approve the compensation of our named executive officers or the proposal on the vote standard for uncontested director elections unless they receive voting instructions from the beneficial owner. If a broker does not receive voting instructions, the broker may return a proxy card with no vote on the election of directors, the advisory proposal to approve the compensation of our named executive officers or the proposal on the vote standard for uncontested director elections, which is usually referred to as a broker non-vote. The shares of a shareowner whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is represented by proxy. A broker non-vote has no effect in the election of directors or the proposals to approve the compensation of our named executive officers or the majority vote standard for uncontested director elections.

Can I receive electronic access to shareowner materials?

As noted above, SEC rules permit us to furnish proxy materials to shareowners via the Internet. However, we may choose to continue to provide printed copies to certain shareowners. If we send you printed copies, you can save us printing and mailing costs by electing to access proxy statements, annual reports and related materials electronically instead of receiving these documents in print. You must have an e-mail account and access to the Internet and expect to have such access in the future to be eligible for electronic access to these materials. To enroll for these services, please go to https://enroll.icsdelivery.com/rok_ or visit our website at www.rockwellautomation.com, click on “About Us”, then “Investor Relations”, then “Shareowner Resources” and you will find the link under the subheading “Electronic Delivery” under “Transfer Agent & Dividends”. If you own your shares through a broker or other nominee, you may contact them directly to request electronic access.

Your consent to electronic access will be effective until you revoke it. You may cancel your consent at no cost to you at any time by going to https://enroll.icsdelivery.com/rok_ and following the instructions or by contacting your broker or other nominee.

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CORPORATE GOVERNANCE

Good governance is a critical part of our corporate culture. The following provides an overview of certain of our governance practices:

## Board of Directors

- Size of Board – 10, growing to 11
- Plurality vote with director resignation policy for failures to receive a majority vote in uncontested director elections
- Combined Chairman and CEO
- Lead Independent Director
- All directors are expected to attend the Annual Meeting

## Board Composition

- Number of independent directors – 9, growing to 10
- Diverse Board including different backgrounds, experiences and expertise, as well as balanced mix of ages and tenure of service
- Six current and former CEOs
- Audit Committee has financial experts

## Board Processes

- Independent directors meet without management present
- Annual Board and Committee self-assessments
- Board orientation/evaluation program
- Guidelines on Corporate Governance approved by Board
- Board plays active role in risk oversight
- Full Board review of succession planning

## Board Alignment with Shareowners

- Annual equity grants align interests of directors and officers with shareowners
- Annual advisory approval of executive compensation
- No poison pill
- Stock ownership requirements for officers and directors

## Compensation

- No employment agreements
- Executive compensation is tied to performance – 67% to 83% of target pay for NEOs is performance-based
- Anti-hedging and anti-pledging policies for directors and officers
- Recoupment policy and claw-back agreements

## Integrity and Compliance

- Code of Conduct for employees, officers and directors
- Environmental, health and safety guidelines
- Annual training on ethical behavior is required for all employees

## Other

- Employees may vote their shares in Company-sponsored plans
- An independent inspector tabulates shareowner votes for the Annual Meeting
- Disclosure Committee to ensure timely and accurate disclosures in SEC reports

The Board of Directors has adopted Guidelines on Corporate Governance that contain general principles regarding the responsibilities and function of our Board and Board Committees. The Guidelines set forth the Board’s governance practices with respect to leadership structure, Board meetings and access to senior management, director compensation, director qualifications, Board performance, management development and succession planning, director stock ownership, and enterprise risk management. The Guidelines are available on our website at http://www.rockwellautomation.com/rockwellautomation/ about-us/corporate-governance/overview.page.

Related Person Transactions

The Board of Directors adopted a written policy regarding how it will review and approve related person transactions (as defined below). The Board Composition and Governance Committee is responsible for administering this policy. The policy is available on our website at http:// www.rockwellautomation.com/rockwellautomation/about-us/corporate- governance/overview.page.

The policy defines a related person transaction as any transaction in which we are or will be a participant, in which the amount involved exceeds $120,000, and in which any director, director nominee, executive officer or more than 5% shareowner or any of their immediate family members has or will have a direct or indirect material interest. The policy sets forth certain transactions, arrangements and relationships not reportable under SEC rules that do not constitute related person transactions.

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Under this policy, each director, director nominee and executive officer must report each proposed or existing transaction between us and that individual or any of that individual’s immediate family members to our general counsel. Our general counsel will assess and determine whether any transaction reported to him or of which he learns constitutes a related person transaction. If our general counsel determines that a transaction constitutes a related person transaction, he will refer it to the Board Composition and Governance Committee. The Committee will approve or ratify a related person transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its shareowners. In determining whether to approve or ratify a related person transaction, the Committee will consider factors it deems appropriate, including:

•

the fairness to the Company;

•

whether the terms of the transaction would be on the same basis if a related person was not involved;

•

the business reasons for the Company to participate in the transaction;

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whether the transaction may involve a conflict of interest;

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the nature and extent of the related person’s and our interest in the transaction; and

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the amount involved in the transaction.

There are no related person transactions to report in this proxy statement.

Potential Director Candidates

The Board Composition and Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the full Board.

The Committee will consider director candidates recommended by shareowners. Shareowners can recommend director candidates by writing to the Corporate Secretary at Rockwell Automation, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA. The recommendation must include the candidate’s name, biographical data and qualifications and any other information required by the SEC to be included in a proxy statement with respect to a director nominee. Any shareowner recommendation must be accompanied by a written statement from the candidate indicating his or her willingness to serve if nominated and elected. The recommending shareowner also must provide evidence of being a shareowner of record of our common stock at that time.

The Committee, the Chairman and Chief Executive Officer or other members of the Board may identify a need to add new members to the Board or fill a vacancy on the Board. In that case, the Committee will initiate a search for qualified director candidates, seeking input from senior management and Board members, and to the extent it deems it appropriate, outside search firms. The Committee will evaluate qualified candidates and then make its recommendation to the Board.

In making its recommendations to the Board with respect to director candidates, the Committee considers various criteria set forth in our Board Membership Criteria (see Exhibit A to the Committee’s Charter), including experience, professional background, specialized expertise, diversity and concern for the best interests of shareowners as a whole. In addition, directors must be of the highest character and integrity, be free of conflicts of interest with the Company, and have sufficient time available to devote to the affairs of the Company. The Committee from time to time reviews with the Board our Board Membership Criteria.

The Committee will evaluate properly submitted shareowner recommendations under substantially the same criteria and in substantially the same manner as other potential candidates.

In addition to recommending director candidates to the Committee, shareowners may nominate candidates for election to the Board directly at the annual shareowner meeting by following the procedures and providing the information, including a questionnaire, representation and agreement from the nominee, set forth in our by-laws. See “Shareowner Proposals for 2016 Annual Meeting” set forth later in this proxy statement.

The Board nominated a new independent director candidate, Lisa A. Payne, to fill the vacancy on the Board that will be created through an increase in the size of the Board immediately before the Annual Meeting. The Board Composition and Governance Committee led the search process. Ms. Payne was recommended by non-management directors.

Diversity

The Board does not have a formal policy with respect to diversity, but recognizes the value of a diverse Board and thus has included diversity as a factor that is taken into consideration in its Board Membership Criteria.

When it considers the composition of the Board, especially when adding new directors, the Board Composition and Governance Committee assesses the skills and experience of Board members and compares them to the skills that might benefit the Company, in light of the current Board composition. The Committee seeks people with a variety of occupational and personal backgrounds to ensure that the Board benefits from a range of perspectives and to enhance the diversity of the Board in such areas as experience, geography, race, gender and ethnicity. When selecting director candidates, the Committee may establish specific skills, experiences or backgrounds that it believes the Board should seek in order to achieve balance and effectiveness.

The Board believes that it is important that its members reflect diverse viewpoints so that, as a group, the Board includes a sufficient mix of perspectives to allow the Board best to fulfill its responsibilities to shareowners.

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Communications to the Board and Ombudsman

Shareowners and other interested parties may send communications to the Board, an individual director, the Lead Director, the non-management directors as a group, or a Board Committee at the following address:

Rockwell Automation, Inc.

c/o Corporate Secretary

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

Attn: Board of Directors

The Secretary will receive and process all communications before forwarding them to the addressee. The Secretary will forward all communications unless the Secretary determines that a communication is a business solicitation or advertisement, or requests general information about us.

In accordance with procedures approved by the Audit Committee of our Board of Directors, concerns about accounting, internal controls or auditing matters should be reported to the Ombudsman as outlined in our Code of Conduct, which is available on our website at www.rockwellautomation.com, from the “About Us” drop down select “Sustainability & Ethics”, then under “Integrity & Compliance” click on “Code of Conduct.” These standards are also available in print to any shareowner upon request. The Ombudsman is required to report promptly to the Audit Committee all reports of questionable accounting or auditing matters that the Ombudsman receives. You may contact the Ombudsman by addressing a letter to:

Ombudsman

Rockwell Automation, Inc.

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

You may also contact the Ombudsman by telephone at 1 (800) 552-3589 (US only) or +1 (414) 382-8484, e-mail at ombudsman@rockwell.com, fax at +1 (414) 382-8485, or, if you wish to remain anonymous, by going to: https://rockwellautomationombudsman.alertline.com.

Board Leadership Structure

Our Board of Directors adheres to a flexible approach to the question of whether to separate or combine the roles of Chairman and CEO. The Board believes that this is a matter that should be discussed and determined by the Board from time to time and that it depends upon the current performance of the Company and the experience, knowledge and temperament of the CEO. Currently the Board has combined the roles of Chairman and CEO and Mr. Nosbusch serves in both capacities. The Board believes that at this time this leadership structure strengthens the leadership of the Company and does not impair the Board’s independence, its ability to control its agenda or its oversight of management. The Board further has concluded that this combined structure improves the efficiency of decision-making by the Board, in light of Mr. Nosbusch’s long experience and extensive knowledge of the Company’s operations, its customers and the major business issues that it faces, and provides the Company with strong and consistent leadership.

In order to ensure the effectiveness of the independent directors, the independent directors elected Verne G. Istock to serve as Lead Director effective June 2013. Mr. Istock is an experienced director, currently serving as non-executive Chairman of Masco Corporation and as retired Chairman and President of Bank One Corporation. His duties and responsibilities include: preside at all meetings of the Board at which the Chairman is not present; preside at all executive sessions of the independent directors; act as a key liaison between the Chairman and CEO and the independent directors; call meetings of the independent directors, when necessary; communicate Board feedback to the Chairman and CEO after each Board meeting (except that the Chair of the Compensation Committee will lead the discussion of the performance of the Chairman and CEO and communicate the Board’s evaluation of that performance to the Chairman and CEO); and perform such other duties as the Board may request from time to time. Our Guidelines on Corporate Governance require the appointment of an independent Lead Director in the event the Chairman is a management director.

The Board’s independent oversight function is further enhanced by the fact that all four Committees are comprised entirely of independent directors, the directors have complete access to management, the Board and these Committees may retain their own advisors and there is an annual evaluation by the independent Compensation Committee of our CEO’s performance against pre-determined goals.

The Board believes the current leadership structure is appropriate for the Company at this time, providing effective independent oversight of management and a highly engaged and functioning Board.

Board’s Role in Risk Oversight

The responsibility for managing risk rests with executive management. The Board has primary responsibility for oversight of management’s program of enterprise risk management for the Company. The standing committees of the Board address the risks related to their respective areas of oversight, and the Audit Committee is responsible for reviewing the overall guidelines and policies that govern our process for risk assessment and management.

Management periodically reports to the Board regarding the system that management has implemented to assess, manage and monitor risks. Management also reports to the Board on the risks it has assessed to be the most significant, together with management’s plans to mitigate those risks.

Our risk management system seeks to ensure that the Board is informed of major risks facing the Company. The Audit Committee provides oversight regarding financial risks. The Audit Committee receives regular reports on management policies and practices relating to the Company’s financial statements, and the effectiveness of internal controls over financial reporting. The Audit Committee also receives regular reports from the Company’s independent auditors and general auditor as well as the general counsel regarding legal and compliance risks. The Compensation Committee considers the risk implications of the incentives created by our compensation programs. The Technology and Corporate Responsibility Committee oversees risks related to technology, safety, and environmental protection, among other corporate responsibility matters. The Board

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Composition and Governance Committee oversees governance-related risks including conflicts of interest, director independence, and board and committee structure and performance.

Our risk oversight is aligned with the Board’s oversight of the Company’s strategies and plans. Thus, the Board ordinarily receives reports on the risks implicated by the Company’s strategic decisions concurrent with the deliberations leading to those decisions. From time to time, the full Board will receive reports from management on enterprise risks that are not specifically assigned to a specific committee.

We believe we have an effective risk management system that fosters an appropriate culture of risk-taking. We have strong internal processes and a strong control environment to identify and manage risks. We also believe that our leadership structure, with Mr. Nosbusch serving as both Chairman and CEO, enhances the Board’s effectiveness in overseeing risk. Mr. Nosbusch’s extensive knowledge of the Company’s business and operations also helps the Board to identify and address key risks facing the Company. Executive officers are assigned responsibility for managing the risks deemed most significant.

Our Annual Report on Form 10-K for the year ended September 30, 2014 contains an extensive description of the most significant enterprise risks that we face.

Independent Director Sessions

The independent directors meet in executive session without any officer or member of management present in conjunction with regular meetings of the Board. The Lead Director Verne G. Istock presides over executive sessions. Following each executive session, the Lead Director will discuss with the Chairman and CEO appropriate matters from these sessions.

Corporate Governance Documents

You will find current copies of the following corporate governance documents on our website at http://www.rockwellautomation.com/ rockwellautomation/about-us/corporate-governance/overview.page.

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Board of Directors Guidelines on Corporate Governance

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Audit Committee Charter

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Compensation Committee Charter

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Board Composition and Governance Committee Charter

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Technology and Corporate Responsibility Committee Charter

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Code of Conduct

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Related Person Transactions Policy

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Executive Compensation Recoupment Policy

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Shareowner Communications to the Board and Ombudsman

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Certificate of Incorporation

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By-laws

We will provide any of this information in print to any shareowner upon written request to Rockwell Automation Shareowner Relations, 1201 South Second Street, Milwaukee, WI 53204, USA.

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ELECTION OF DIRECTORS

Our certificate of incorporation provides that the Board of Directors will consist of three classes of directors serving staggered three-year terms that are as nearly equal in number as possible. One class of directors is elected each year with terms extending to the third succeeding Annual Meeting after election.

The terms of four directors expire at the 2015 Annual Meeting. The Board has nominated three of these current directors, upon the recommendation of the Board Composition and Governance Committee, for election as directors with terms expiring at the 2018 Annual Meeting. The fourth director, Verne G. Istock, has reached the normal retirement age for the Board. Our Guidelines on Corporate Governance permit the Board to make exceptions by unanimous approval for an additional term of up to three years. In light of Mr. Istock’s recent role as Lead Director and his exceptional leadership qualities and extensive experience, the Board (with Mr. Istock abstaining) unanimously approved the designation of Mr. Istock as a nominee for election as a director with a term extending to the 2016 Annual Meeting. The Board also approved an increase in the number of directors from ten to eleven effective immediately prior to the 2015 Annual Meeting. The Board has nominated Lisa A. Payne as an additional candidate for election as a director at the 2015 Annual Meeting with a term expiring at the 2018 Annual Meeting.

Proxies properly submitted will be voted at the meeting, unless authority to do so is withheld, for the election of the five nominees specified in Nominees for Election as Directors below, subject to applicable NYSE regulations. If for any reason any of these nominees is not a candidate when the election occurs (which is not expected), proxies and shares properly authorized to be voted will be voted at the meeting for the election of a substitute nominee. Alternatively, the Board of Directors may reduce the number of directors.

Information about Director Nominees and Continuing Directors

For each director nominee and continuing director, we have stated the person’s name, age (as of December 1, 2014) and principal occupation; the position, if any, with the Company; the period of service as a director of the Company (or a predecessor corporation); and other directorships held.

Nominees for election as directors with terms expiring in 2018

Betty C. Alewine

Director Since: 2000

Age: 66

Committees: Compensation and Technology and Corporate Responsibility (Chair)

Independent

Retired President and Chief Executive Officer, COMSAT Corporation (now part of Lockheed Martin

Corporation) (global satellite services and digital networking services and technology)

Experience and Qualifications:

Ms. Alewine was named Chief Executive Officer of COMSAT in July 1996 and served in that position until the merger of COMSAT and Lockheed Martin Corporation in 2000. Ms. Alewine joined COMSAT in 1986 as Vice President of Sales and Marketing, and then served as the Vice President and General Manager and in 1994 as President of COMSAT International, the company’s largest operating unit. Ms. Alewine is a director of New York Life Insurance Company and The Brink’s Company. She also serves as a director or member of a number of civic and charitable organizations.

Ms. Alewine has significant leadership experience having served as the CEO of COMSAT Corporation and executive-level experience with international business operations, strategic business development, technology and sales and marketing. She brings valuable experience and knowledge through her service on the boards of other companies in finance, risk oversight, audit and corporate governance matters. She serves on the Governance (Chair) and Compensation Committees of New York Life Insurance Company and on the Finance (Chair), Corporate Governance and Executive Committees of The Brink’s Company. She also has global industrial knowledge having served as the United States representative to the Board of Governors of the International Telecommunications Satellite Organization (INTELSAT) and Chairman and Vice Chairman of the INTELSAT Board, as well as on the President’s National Security Telecommunications Advisory Council.

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J. Phillip Holloman

Director Since: 2013

Age: 59

Committees: Audit and Technology and Corporate Responsibility

Independent

President and Chief Operating Officer, Cintas Corporation (corporate identity uniforms and related business services)

Experience and Qualifications:

Mr. Holloman has been President and Chief Operating Officer of Cintas Corporation since 2008. He joined Cintas in 1996 and has served in various positions including Vice President – Engineering/Construction from 1996 to 2000, Vice President – Distribution/Production Planning from 2000 to 2003, Executive Champion of Six Sigma Initiatives from 2003 to 2005, Senior Vice President – Global Supply Chain Management from 2005 until 2008. Mr. Holloman serves as a director or member of several educational and civic organizations.

As President and Chief Operating Officer of Cintas, Mr. Holloman brings significant leadership and operational experience to our Board. He has extensive knowledge and experience in the areas of process improvement, operations and management. During his tenure at Cintas, he has led teams that built 37 new Cintas rental processing facilities and standardized the utilization of automated processing equipment systems. He also implemented a process that reduced the time it took to achieve target operating efficiency by 75 percent. In the area of distribution and production planning, he and his team, using Six Sigma methodologies, improved profit, service levels and internal customer satisfaction while reducing inventory levels. Mr. Holloman’s current leadership and operational experience give him a comprehensive understanding of processes, strategy, risk management and how to drive change and growth. Mr. Holloman received his Bachelor’s degree, Engineering, from the University of Cincinnati.

Lawrence D. Kingsley

Director Since: 2013

Age: 51

Committees: Audit and Compensation

Independent

Chairman and Chief Executive Officer, Pall Corporation (filtration, separation and purification solutions for fluid management)

Experience and Qualifications:

Mr. Kingsley has served as Chairman of Pall Corporation since October 2013 and as Chief Executive Officer since October 2011. From 2005 to 2011, he served as President and Chief Executive Officer of IDEX Corporation, a company specializing in the development, design and manufacture of fluid and metering technologies and health and science technologies products. Mr. Kingsley remained Chairman of IDEX until the end of 2011. Before joining IDEX, he held management positions of increasing responsibility with Danaher Corporation, Kollmorgen Corporation and Weidmuller Incorporated. Mr. Kingsley served as a director of Cooper Industries plc, an industrial electrical components company, from 2007 until 2012.

As current Chairman and CEO of Pall, a global public company, Mr. Kingsley brings strong executive leadership and business management skills to our Board. He offers in-depth knowledge and experience in strategic planning, corporate development and operations analysis. His current service on Pall Corporation’s Board gives him valuable insight into the multitude of issues facing public companies and corporate governance practices. He also brings significant financial expertise to the Board including all aspects of financial reporting, corporate finance, executive compensation and capital markets, having served on the audit and compensation committees of another public company. Mr. Kingsley holds an M.B.A. from the College of William and Mary.

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Lisa A. Payne

Director Nominee Age: 56 Independent Vice Chairman and Chief Financial Officer, Taubman Centers, Inc. (a real estate investment trust)

Experience and Qualifications:

Ms. Payne has served as Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. since 2005. She joined Taubman in 1997, serving as the Executive Vice President and the Chief Financial and Administrative Officer from 1997 to 2005. Before joining Taubman, she was an investment banker with Goldman Sachs & Co. from 1987 to 1997. Ms. Payne has been a director of Taubman since 1997. She also is a director of Masco Corporation, where she serves on its Audit and Compensation Committees, and a former trustee of Munder Series Trust and Munder Series Trust II, open-end management investment companies. She also serves as a director or trustee of several educational and charitable organizations.

As Vice Chairman and CFO of a public company, Ms. Payne will bring strong leadership, operational and finance experience to our Board. Her leadership role at Taubman gives her critical insights into company operations, strategy, competition and information technology that will assist our Board in its oversight function. Her present position as CFO and past experience as an investment banker will provide the Board with financial, accounting and corporate finance expertise. She has a high level of financial literacy and accounting experience that will provide the Board with expertise in understanding and overseeing financial reporting and internal controls. In addition, her board and board committee experience at Taubman and Masco give her significant insight as to governance, risk management and compliance-related matters of public companies. Ms. Payne holds an M.B.A. from the Fuqua School of Business Administration, Duke University.

Nominee for election as director with term expiring in 2016

Verne G. Istock

Director Since: 2003

Age: 74

Lead Director

Committees: Audit and Board Composition and Governance

Independent

Retired Chairman and President, Bank One Corporation (now part of JPMorgan Chase & Co.) (financial holding company)

Experience and Qualifications:

Mr. Istock served as Chairman of the Board of Bank One Corporation from 1998, following completion of the merger of First Chicago NBD Corporation and Banc One Corporation, to 1999, and as President of Bank One Corporation from 1999 until 2000. He served as Acting Chief Executive Officer of Bank One Corporation from 1999 until 2000. He served as Chairman of First Chicago NBD from 1996 to 1998 and as President and Chief Executive Officer of First Chicago NBD from 1995 to 1998. Mr. Istock is non-executive Chairman of Masco Corporation and a former director of Kelly Services, Inc. He has served as Lead Director of our Board since June 2013. He also serves as a director or member of a number of civic and community organizations.

Mr. Istock has extensive executive-level finance experience having served as CEO of a bank and bank holding company for six years, with responsibility for overseeing risk management, including financial risks. His comprehensive understanding of finance and banking assists the Board in evaluating and understanding the impact of business decisions on our financial statements and capital structure. He has experience relevant to our industry having served as a commercial bank lender to many businesses including manufacturing companies with both domestic and international operations. He also has extensive knowledge of board procedures and practices and audit, finance and corporate governance matters through his service on the boards of other public companies. He serves as non-executive Chairman of Masco Corporation, where he also serves on the Corporate Governance and Nominating (Chairman) and Compensation Committees. He was a director of Kelly Services Co., where he served as chair of the Audit Committee, Lead Director, and also as interim non-executive Chairman. He is a former director of the Federal Reserve Bank of Chicago. Mr. Istock holds an M.B.A. from the University of Michigan.

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Continuing directors with terms expiring in 2016

Barry C. Johnson, Ph.D.

Director Since: 2005 Age: 71 Committees: Board Composition and Governance (Chair) and Technology and Corporate Responsibility Independent Retired Dean, College of Engineering, Villanova University

Experience and Qualifications:

Dr. Johnson served as Dean, College of Engineering, Villanova University from August 2002 until March 2006. He served as Chief Technology Officer of Honeywell International Inc. (diversified technology and manufacturing company) from July 2000 to April 2002. Before that, he served as Corporate Vice President of Motorola, Inc. (global communications company) and Chief Technology Officer for that company’s Semiconductor Product Sector. Dr. Johnson also serves as a director of Cytec Industries Inc. and IDEXX Laboratories, Inc.

Dr. Johnson brings specialized experience in science and technology to the Board. During his 17 years at Motorola and Honeywell, he utilized risk management methods as an integral part of research and product development programs. He employed such processes as project management, six sigma and roadmapping to manage technology development risks at Motorola, and expanded their use to risk management in Honeywell’s business and technology strategies and programs. From 1991 to 2000 at Motorola, he was involved in the global development and manufacturing of analog and digital devices, integrated circuits and modules for use in the automation and related industries. From 2000 to 2002 at Honeywell, he participated in the development of business and technology strategies and products for the automation components, systems, software and solutions markets. Dr. Johnson has been inducted into the National Academy of Engineering (USA) and the Fraunhofer Society (Germany) in recognition of his experience in global technology development. He also serves on the boards of other public companies, which gives him experience in technology, finance, audit, risk oversight and corporate governance matters. Dr. Johnson earned a B.M.E. (Bachelor of Mechanical Engineering) from Villanova University and a Ph.D. in metallurgical engineering and materials science from Carnegie-Mellon University.

William T. McCormick, Jr.

Director Since: 1989

Age: 70

Committees: Board Composition and Governance and Compensation (Chair)

Independent

Retired Chairman of the Board and Chief Executive Officer, CMS Energy Corporation (diversified energy)

Experience and Qualifications:

Mr. McCormick served as Chairman of the Board and Chief Executive Officer of CMS Energy Corporation from November 1985 until May 2002. Before joining CMS, he had been Chairman and Chief Executive Officer of American Natural Resources Company (natural gas company) and Executive Vice President and a director of its parent corporation, The Coastal Corporation (energy holding company).

Mr. McCormick brings significant leadership and executive experience to the Board having served as Chairman and CEO of CMS Energy Corporation, a publicly-traded Fortune 500 company, for 17 years. CMS was involved in large energy technology development projects in oil and gas, pipeline, power generation, and electric and gas distribution. As Chairman and CEO, he was regularly exposed to issues facing leadership of a large global company, including risk management, strategic planning, corporate governance, human resources and executive compensation. He previously chaired the Nominating and Governance Committee and the Compensation Committee at Schlumberger Ltd. He also chaired the Risk Management Committee of the Board of First Chicago NBD Bank for two years. He holds a Ph.D. in nuclear engineering from the Massachusetts Institute of Technology.

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Keith D. Nosbusch

Director Since: 2004 Age: 63 Committees: None Chairman of the Board, President and Chief Executive Officer

Experience and Qualifications:

Mr. Nosbusch has been our Chairman of the Board since February 2005 and our President and Chief Executive Officer since February 2004. He served as Senior Vice President and President, Rockwell Automation Control Systems from November 1998 until February 2004. Mr. Nosbusch is a director of The Manitowoc Company, Inc. and serves as a director or member of a number of business, civic and community organizations.

As our Chairman and CEO, Mr. Nosbusch has significant experience with and knowledge of the Company. He rose through management having served in various positions including president of our Control Systems business. His long experience and extensive knowledge of the Company’s operations, its customers, and the major business issues that it faces enhances overall board effectiveness and interaction with management. He also serves on the board of another public company, where he has gained experience with corporate governance, audit and risk oversight and overall board procedures and functioning. Mr. Nosbusch earned an M.B.A. from the University of Wisconsin — Milwaukee.

Continuing directors with terms expiring in 2017

Steven R. Kalmanson

Director Since: 2011

Age: 62

Committees: Board Composition and Governance and Technology and Corporate Responsibility

Independent

Retired Executive Vice President, Kimberly-Clark Corporation (consumer package goods)

Experience and Qualifications:

Mr. Kalmanson joined Kimberly-Clark Corporation in 1977 and held various marketing and business management positions within the consumer products businesses. He was appointed President, Adult Care in 1990, President, Child Care in 1992, President, Family Care in 1994, Group President of the Consumer Tissue segment in 1996, Group President-North Atlantic Personal Care in 2004 and Group President-North Atlantic Consumer Products in 2005. Mr. Kalmanson was president and sole owner of Maxair, Inc., an aviation services company, from 1988 to 2011.

Mr. Kalmanson brings extensive business and executive management experience to the Board having served in various officer positions for Kimberly-Clark, a global public company. Throughout his career, he successfully initiated and managed change to assist in the transformation of Kimberly-Clark from a pulp and paper company to a globally-recognized consumer package goods conglomerate marketing some of the most recognized brands in the world. In addition to his U.S. experience, he has international management experience through his responsibilities for Kimberly-Clark’s European and Canadian businesses and sales organizations, global procurement and supply chain organizations and marketing research and services organizations. He successfully innovated, restaged and grew Kimberly-Clark’s global consumer brands and businesses. He has experience leading mergers and acquisitions, organizational restructurings and facility closures and divestitures. In addition, he owned and operated his own aviation services business from 1988 until 2011, which gives him insights into economic, operational, regulatory and other challenges faced by the Company. Mr. Kalmanson holds an M.B.A. from the University of Witwatersrand, Johannesburg, South Africa.

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James P. Keane

Director Since: 2011 Age: 55 Committees: Audit and Technology and Corporate Responsibility Independent President and Chief Executive Officer, Steelcase Inc. (office furniture)

Experience and Qualifications:

In March 2014, Mr. Keane became President and Chief Executive Officer of Steelcase Inc. He has held several leadership roles since joining Steelcase in 1997. He served as Senior Vice President and Chief Financial Officer of Steelcase Inc. from 2001 through 2006. He was named President of the Steelcase Group in October 2006, where he had responsibility for the sales, marketing and product development activities of certain brands primarily in North America. In January 2011, he assumed leadership of the Steelcase brand across the Americas and Europe, the Middle East and Africa. From November 2012 to April 2013, he served as Chief Operating Officer, responsible for the design, engineering and development, manufacturing, sales and distribution of all brands in all countries where Steelcase does business. From April 2013 to March 2014, Mr. Keane served as President and Chief Operating Officer. Mr. Keane has served as a director of Steelcase since April 2013. He also serves as a director or trustee of a number of civic and charitable organizations.

As President, Chief Executive Officer and a Board member of a global public company, Mr. Keane brings current business experience and knowledge to the Board. Through his executive roles at Steelcase, he has extensive leadership experience and a comprehensive understanding of business operations, processes and strategy as well as risk management, sales, marketing and product development. In addition, he has a high level of financial literacy and accounting experience having served as CFO of Steelcase. His understanding of financial statements, accounting principles, internal controls and audit committee functions provides the Board with expertise in addressing the complex issues that can be raised by the Company’s financial reporting and matters related to the Company’s financial position. Mr. Keane holds a master’s degree in management from the Kellogg School of Management, Northwestern University.

Donald R. Parfet

Director Since: 2008

Age: 62

Committees: Audit (Chair) and Compensation

Independent

Managing Director, Apjohn Group, LLC (business development); General Partner, Apjohn Ventures Fund

(venture capital fund)

Experience and Qualifications:

Mr. Parfet has served as Managing Director of Apjohn Group since 2001. Before that, he served as Senior Vice President of Pharmacia Corporation (pharmaceuticals). Mr. Parfet is a director of Kelly Services, Inc. and Masco Corporation and serves as a director or trustee of a number of business, civic and charitable organizations.

Mr. Parfet brings extensive finance and industry experience to the Board. He has served as General Partner of Apjohn Ventures Fund, a venture capital fund, since 2003. In this role, he is an active investor in early stage pharmaceutical companies, which requires evaluating financial and development risk associated with emerging medicines. During his years at The Upjohn Company and its successor Pharmacia & Upjohn, he had extensive financial and corporate staff management responsibilities and ultimately senior operational responsibilities for multiple global business units. He is experienced in leading strategic planning, risk assessment, human resource planning and financial planning and control as well as the manufacturing of pharmaceuticals, chemicals and research instruments. Mr. Parfet has board oversight and corporate governance experience from his current service as Lead Director of Kelly Services, Inc. and former chairman of its Audit Committee. He is also a director of Masco Corporation, where he serves on its Audit and Compensation Committees. Mr. Parfet holds an M.B.A. from the University of Michigan.

The Board of Directors recommends that you vote “FOR” the election as directors of the five nominees described above, which is presented as item (a).

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Summary of our Directors and Nominees

BOARD OF DIRECTORS AND COMMITTEES

Board Meetings and Committees

Our business is managed under the direction of the Board of Directors. The Board has established four standing committees: the Audit Committee, the Board Composition and Governance Committee, the Compensation Committee and the Technology and Corporate Responsibility Committee, whose principal functions are briefly described below. Each Committee has a written charter that sets forth the duties and responsibilities of the Committee. Current copies of the Committee charters are available on our website at http://www.rockwellautomation.com/rockwellautomation/about-us/corporate-governance/overview.page. The Committees review and assess the adequacy of their charters each year and recommend any proposed changes to the Board for approval. During fiscal 2014, each Committee reviewed its charter. The Board Composition and Governance, Compensation and Audit Committees did not make any changes to their charters. The Technology and Corporate Responsibility Committee amended its charter to further clarify its roles and responsibilities.

In fiscal 2014, the Board held seven meetings and on one occasion acted by written consent in lieu of a meeting. All of the directors attended 100% of the meetings of the Board and the Committees on which they served. Directors are expected to attend the Annual Meeting of Shareowners. All of the directors attended the 2014 Annual Meeting.

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Committees of the Board

Audit Committee

Roles and responsibilities:

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Assist the Board in overseeing and monitoring the integrity of our financial reporting processes, our internal control and disclosure control systems, the integrity and audits of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm and the performance of our internal audit function and independent registered public accounting firm.

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Appoint our independent registered public accounting firm, subject to shareowner approval.

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Approve all audit and audit-related fees and services and permitted non-audit fees and services of our independent registered public accounting firm.

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Review with our independent registered public accounting firm and management our annual audited and quarterly financial statements.

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Discuss with management our quarterly earnings releases.

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Review with our independent registered public accounting firm and management the quality and adequacy of our internal controls.

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Discuss with management our risk assessment and risk management policies.

Independence:

•

All members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC. The Board has determined that Messrs. Istock, Keane, Kingsley and Parfet qualify as “audit committee financial experts” as defined by the SEC.

Fiscal 2014 Membership Donald R. Parfet (Chair) J. Phillip Holloman Verne G. Istock James P. Keane Lawrence D. Kingsley Number of Meetings in Fiscal 2014: Seven (7)
Board Composition and Governance Committee

Roles and responsibilities:

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Consider and recommend to the Board qualified candidates for election as directors of the Company.

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Consider matters of corporate governance.

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Administer the Company’s related person transactions policy.

•

Annually assess and report to the Board on the performance of the Board of Directors as a whole and of the individual directors.

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Recommend to the Board the members of the Committees of the Board and the terms of our Guidelines on Corporate Governance.

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Conduct an annual review of director compensation and recommend to the Board any changes. See “Director Compensation” below.

Independence:

•

All members of the Committee are independent directors as defined by the NYSE.

Fiscal 2014 Membership Barry C. Johnson (Chair) Verne G. Istock Steven R. Kalmanson William T. McCormick, Jr. Number of Meetings in Fiscal 2014: Four (4)

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Compensation Committee

Roles and responsibilities:

•

Evaluate the performance of our senior executives including the CEO.

•

Make recommendations to the Board with respect to compensation plans.

•

Review and approve salaries, incentive compensation, equity awards and other compensation of officers.

•

Review the salary plan for the CEO and other executives who directly report to the CEO.

•

Review and approve corporate goals and objectives.

•

Administer our incentive, deferred compensation and long-term incentives plans.

•

Oversee the work of any advisor retained by the Committee.

•

Review whether the work of any compensation consultant retained by the Committee raises any conflict of interest.

Independence:

•

All members of the Committee are independent directors as defined by the NYSE and are not eligible to participate in any of our compensation plans or programs, except our 2003 Directors Stock Plan and Directors Deferred Compensation Plan.

Committee Advisors:

•

Role of Executive Officers. The Chief Executive Officer and certain other executives assist the Committee with its review of compensation of our officers. See “Executive Compensation — Compensation Discussion and Analysis — Compensation Review Process” below.

•

Role of Compensation Consultants. The Compensation Committee has engaged Towers Watson, an executive consulting firm that is directly accountable to the Compensation Committee, to provide advice on compensation trends and market information to assist the Compensation Committee in fulfilling its duties, including the following responsibilities: review executive compensation and advise of changes to be considered to improve effectiveness consistent with our compensation philosophy; provide market data and recommendations on CEO and executive compensation; review materials for Committee meetings and attend Committee meetings; and advise the Committee on best practices for governance of executive compensation as well as areas of possible concern or risk in the Company’s programs.

•

Towers Watson and its predecessor Towers Perrin have served as the Committee’s advisor for eleven years, was directly engaged by and is accountable to the Committee, and has not been engaged by management for other services, except as described below. During fiscal 2014, Towers Watson was paid $132,000 for executive compensation advice, other services to the Committee, and director compensation advice and other services to the Board Composition and Governance Committee. During fiscal 2014, Towers Watson was also paid $3,015,000, of which $2,670,000 or 89% was for core actuarial services and $345,000 or 11% was for other human resource services to the Company and its benefit plans. The engagements for these other services were recommended by management and approved by the Compensation Committee.

In fiscal 2014, the Committee selected Towers Watson to serve as its independent compensation consultant after assessing the firm’s independence, taking into consideration the following factors, among others:

•

In January 2010, Towers Perrin merged with Watson Wyatt — the Company’s long-time actuary — to create Towers Watson. The Committee’s relationship with the compensation consultants at Towers Watson pre-dates the merger by over six years.

•

The Towers Watson consultants to the Committee have worked with the Committee since Towers Perrin was engaged by the Committee in November 2003; their performance and counsel over this period have indicated objectivity and independence.

•

The Committee’s oversight of the relationship between the Company and Towers Watson mitigates the possibility that management could misuse other engagements to influence Towers Watson’s compensation work for the Committee.

•

Towers Watson has adopted internal safeguards to ensure that its executive compensation advice is independent and has provided the Committee with a written assessment of the independence of its advisory work to the Committee for fiscal 2014.

•

The Committee retains ultimate decision-making authority for all executive pay matters and understands Towers Watson’s role is simply that of advisor.

•

There are no significant business or personal relationships between Towers Watson and any of our executives or members of the Committee.

Based on this assessment, the Compensation Committee has concluded that it is receiving objective, unbiased and independent advice from Towers Watson and that its work for the Company does not raise any conflict of interest.

Fiscal 2014 Membership

William T. McCormick, Jr. (Chair)

Betty C. Alewine

Lawrence D. Kingsley

Donald R. Parfet

Number of Meetings in Fiscal 2014: Four (4), plus three (3) actions taken by written consent

The Committee intends to continue to oversee all relationships between the Company and Towers Watson to ensure that the Committee continues to receive unbiased compensation advice from Towers Watson. In addition, the Committee will review and approve the type and scope of all services provided by Towers Watson and the amounts paid by the Company for such services.

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Technology and Corporate Responsibility Committee

Roles and responsibilities:

•

Review and assess our innovation and technology matters.

•

Review and assess our policies and practices regarding corporate responsibility matters, including matters in the following areas: diversity and inclusion; environmental protection and sustainability; product safety; employee health and safety; and community relations, including programs for and contributions to educational, cultural and other social institutions.

Independence:

•

All members of the Committee are independent directors as defined by the NYSE.

Fiscal 2014 Membership Betty C. Alewine (Chair) J. Phillip Holloman Barry C. Johnson Steven R. Kalmanson James P. Keane Number of Meetings in Fiscal 2014: Three (3)

Director Qualifications

We believe that our directors should possess the highest character and integrity and be committed to working constructively with others to oversee the management of the business and affairs of the Company. Our Board Membership Criteria provide that our directors should (i) have a variety of experience and backgrounds, (ii) have high level managerial experience or be accustomed to dealing with complex problems, and (iii) represent the balanced best interests of all shareowners, considering the overall composition and needs of the Board and factors such as diversity, age, international background, experience and specialized expertise. The Criteria attach importance to directors’ experience, ability to collaborate, integrity, ability to provide constructive and direct feedback, lack of bias, and independence. Our Board seeks to maintain members with strong collective abilities that allow it to fulfill its responsibilities.

Director Independence

Our Guidelines on Corporate Governance require that a substantial majority of the members of the Board be independent directors. For a director to be independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company. The Board has established guidelines, which are contained in our Guidelines on Corporate Governance, to assist it in determining director independence in conformity with the NYSE listing requirements. These guidelines are available on our website at http://www.rockwellautomation.com/rockwellautomation/
about-us/corporate-governance/overview.page.

After considering these guidelines and the independence criteria of the NYSE, the Board has determined that none of the current directors or director nominees, other than Mr. Nosbusch (who is a current employee of the Company), has a material relationship with the Company and each of these directors (other than Mr. Nosbusch) is independent. There were no transactions, relationships or arrangements that required review by the Board for purposes of determining director independence in fiscal 2014.

Board Tenure

The Board is mindful that director tenure can be relevant to the Board’s performance. The Board believes that this is a matter that should be discussed and evaluated by the Board from time to time and it depends on the Board’s current situation and the needs of the Company.

Our Board believes that it contains an ideal balance of newer and longer-tenured directors, so we get the benefit of both fresh perspectives and extensive experience. Four directors have served for more than ten years, while four directors (plus Ms. Payne) were added to the Board in the past four years. The Board believes its current tenure mix is appropriate for the Board at this time and recognizes the merits of a board with balanced tenure. Our directors with longer service are highly valued for their experience and Company-specific knowledge. They have a deep understanding of our business, provide historical context in Board considerations of Company strategy, and enhance Board dynamics and the Board’s relationship with management.

The Board regularly addresses director succession. The Board believes it is in the best position to determine the appropriate length of service for a director and overall board tenure, with its current mix providing for a highly effective and functioning Board.

Capabilities and Experience

Our Board is carefully crafted to include directors with a diverse range of skills, experience, perspective and expertise, which empowers it to provide sound guidance relevant to the Company’s scope, strategy, operations, and growth and profitability objectives.

Leadership

Each of our directors and nominees has significant experience in leadership roles in large companies, with 55 percent holding or having held CEO positions. Generally people with strong leadership skills provide unique insights and are familiar with complex business strategy and operations and leadership development. We believe this type of leadership experience is valuable to a director.

Financial Literacy

As a public company operating in over 80 countries we are subject to broad financial regulations and reporting. To address the needs of the Company, all of our directors and nominees have a high level of financial literacy, an understanding of complex global financial transactions and four of our audit committee members are audit committee financial experts as defined by the SEC. All of our directors and nominees have relevant experience in accounting and financial reporting, corporate finance and audit committee functions.

Industry

We seek directors who have an understanding of the industries we serve. Several of our directors have experience with technology and manufacturing companies including automation, consumer products, energy, industrial products, semiconductors and pharmaceuticals. This type of experience  is important to the Board’s oversight of the Company’s strategic plan and business operations.

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International

Our global presence is important to our competitive advantage. Many of our directors have significant international business experience, which provides them with a deep understanding of our position in global markets and regional and local challenges.

Technology

Our Company is committed to enabling the next generation of smart manufacturing and The Connected Enterprise. As a Company focused on technology innovation, we seek directors with technology and engineering backgrounds. Several of our directors have undergraduate and doctoral degrees in engineering.

Risk Management

In the ordinary course of our business, we face various strategic, operating, compliance and financial risks. We believe that an understanding of these risks is important for directors to provide oversight of enterprise risk management and risk mitigation. All of our directors and nominees have extensive and broad experience in risk oversight.

Shareowner Alignment

Our Board believes its interests are aligned with shareowners both economically and in carrying out its responsibilities to the Company and its shareowners.

Our director compensation program is designed to align director compensation directly with the interests of shareowners by paying a meaningful portion of their compensation in shares of our common stock. To further align their interests, directors can defer cash fees to restricted stock units that are paid out in shares. In addition, directors are subject to stock ownership requirements. They are required to own shares of our common stock equal in value to five times the portion of the annual retainer payable in cash (with the cash retainer currently at $75,000). All current directors exceed their ownership guidelines except the two directors who joined the Board in 2013 and both are on track to meet the requirements within the five-year transition period contained in our stock ownership guidelines. None of our directors receive compensation for their Board service from any source other than the Company.

We seek to maintain a Board with experienced leaders who are familiar with governance issues and compliance with the laws and regulations that govern our business. Our Board monitors shareowner views and considers shareowner feedback in establishing and evaluating appropriate policies and practices. Last year we engaged with shareowners to get their feedback on a director qualification by-law provision. After considering the views of shareowners and conducting further analysis of the importance of the by-law, the Board acted to repeal the by-law. The Board also considered shareowner views in evaluating our vote standard in uncontested director elections. This proxy statement includes a proposal asking shareowners to approve an amendment to our certificate of incorporation to implement majority voting in uncontested director elections.

None of our directors serve on more than three public company boards.

The Board values the views of shareowners and the importance of understanding shareowner perspectives and interests. The Board believes it is important to address shareowner concerns and explain its approach when complete alignment is not possible.

Director Education

Our Board believes in continuous improvement of board effectiveness and functioning as well as individual skills and knowledge. All new directors are required to participate in our director orientation program to familiarize them with the Company’s business, strategic plans, significant financial, accounting and risk management issues, ethics and compliance programs, principal officers, and internal and independent auditors.

We also provide directors with regular presentations and memoranda on key business, governance and other important topics intended to assist directors in carrying out their responsibilities. Directors from time to time tour Company facilities and attend our trade shows and investor events. In addition, directors participate in outside continuing education programs to increase their knowledge and understanding of the duties and responsibilities of directors and the Company, regulatory developments and best practices.

Summary

We have provided certain information about the capabilities, experience and other qualifications of our directors in their biographies and as set forth above. The Board considered these qualifications in particular in concluding that each current director and director nominee is qualified to serve as a director of the Company. In addition, the Board has determined that each director and director nominee is financially literate and possesses the skills, judgment, experience, reputation and commitment to make a constructive contribution to the Board.

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Board and Committee Evaluations

The Board and its Committees conduct self-assessments annually at their November meetings (other than the Technology and Corporate Responsibility Committee, which conducts its annual self-assessment in February). The Chair of the Board Composition and Governance Committee oversees the process. The annual evaluation process is summarized below.

Action	Description
Preparation

Each director receives materials for the annual evaluation of (i) the Board’s performance and contributions of individual directors and (ii) his or her Committees. The materials include the Board and Committee self-assessment process, Committee charters and suggested topics for discussion.

Performance Review

Each director is asked to consider a list of questions to assist with the evaluation of the Board, individual directors and Committees, including topics such as Board composition, the conduct and effectiveness of meetings, quality of discussions, roles and responsibilities, quality and quantity of information provided, opportunities for improvement and follow through on recommendations.

Interviews

The Chair of the Board Composition and Governance Committee conducts in-depth confidential interviews with each director to discuss Board, Committee, Lead Director, and individual director performance.

Corporate Governance Review

The Board reviews its Governance Guidelines, including the guidelines for determining director independence, and revises as appropriate to promote effective board functioning, and receives reports from the General Counsel on recent governance developments, regulations and best practices. Each Committee reviews its charter and confirms compliance with all charter requirements. In addition, the Board Composition and Governance Committee reviews the Board membership criteria.

Evaluation Report

The Chair of the Board Composition and Governance Committee prepares a written report summarizing the annual evaluation of Board performance including findings and recommendations. The report is distributed to the Board for consideration and discussed at the next Board meeting. The Committee chairs report to the Board on their Committee evaluations, noting any actionable items. Past evaluations have addressed a wide range of topics such as strategy, board communications, risk management, acquisitions and succession planning.

Actionable Items	The Board and Committees address any actionable items throughout the year.

DIRECTOR COMPENSATION

Our director compensation program is designed to attract and retain qualified directors, fairly compensate directors for the time they must spend in fulfilling their duties and align their compensation directly with the interests of shareowners. The Board Composition and Governance Committee determines the form and amount of director compensation, with discussion and approval by the full Board. The Committee relies on Towers Watson to provide advice on compensation trends and market information. The Board believes that a meaningful portion of director compensation should be in our common stock to further align the economic interests of directors and shareowners. Employees who serve as directors do not receive any compensation for their director service.

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Annual Compensation

There are three elements of our director compensation program: an annual retainer, equity awards and committee fees. The following table describes each element of director compensation for fiscal 2014.

	Annual Retainer		Equity Awards	Committee Fees	Lead Director Fee
	Cash	Common Stock	Common Stock	Cash	Cash
Amount	$75,000	$75,000	$40,000 (not to exceed 1,000 shares)	Varies by Committee	$25,000
Timing of Payment/Award	Paid in equal installments on 1st business day of each quarter	Granted on 1st business day of fiscal year (or pro-rata amount upon initial election to the Board)	Granted on date of Annual Shareowners Meeting (or pro-rata amount upon initial election to the Board)	Paid in equal installments on 1st business day of each quarter	Paid in equal installments on 1st business day of each quarter
Deferral Election Available	Yes	Yes	Yes	Yes	Yes
Dividend/Dividend Equivalent Eligible	Not Applicable	Yes	Yes	Not Applicable	Not Applicable

Annual Retainer. Directors receive an annual retainer that consists of cash and shares of our common stock. The total annual retainer, excluding committee fees, is $150,000, of which $75,000 is paid in cash and $75,000 in shares of common stock under the 2003 Directors Stock Plan. The $75,000 equated to 695 shares granted on October 1, 2013 based on the closing price of our common stock on the NYSE on that date of $107.96.

Equity Awards. Directors receive an annual grant of $40,000 paid in shares of our common stock, not to exceed 1,000 shares, under the 2003 Directors Stock Plan immediately after our Annual Meeting of Shareowners (and for directors elected after the Annual Meeting, a pro-rated number of shares are awarded upon election). The $40,000 equated to 360 shares granted on February 4, 2014 based on the closing price of our common stock on the NYSE on that date of $111.18.

Committee Fees. Directors receive additional annual compensation for serving on Committees of the Board. The fees for the Chair and for serving on certain Committees are higher than others due to the greater workload and responsibilities.

During fiscal 2014, annual Committee fees were as follows:

	Audit Committee	Compensation Committee	Board Composition and Governance Committee	Technology and Corporate Responsibility Committee
Chair	$25,000	$18,000	$13,000	$13,000
Member	$12,500	$8,000	$6,000	$5,000

Lead Director. The Lead Director receives an annual cash retainer of $25,000.

Deferral Election. Under the terms of our Directors Deferred Compensation Plan, directors may elect to defer all or part of the cash payment of Board retainer or Committee fees until such time as the director specifies, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, under the 2003 Directors Stock Plan, each director has the opportunity each year to defer all or any portion of the annual grant of common stock, cash retainer, common stock retainer and Committee fees by electing to instead receive restricted stock units valued, in the case of cash deferrals, at the closing price of our common stock on the NYSE on the date each payment would otherwise be made in cash.

Other Benefits. We reimburse directors for transportation, lodging and other expenses actually incurred in attending Board and Committee meetings. We also reimburse directors for similar travel, lodging and other expenses for their spouses to accompany them to a limited number of Board meetings held as retreats to which we invite spouses for business purposes. Spouses were invited to one Board meeting in fiscal 2014. The directors’ spouses are generally expected to attend Board meetings held as retreats. From time to time and when available, directors and their spouses are permitted to use our corporate aircraft for travel to Board meetings.

Directors are eligible to participate in a matching gift program under which we match donations made to eligible educational, arts or cultural institutions. Gifts are matched up to an annual calendar year maximum of $10,000. This same program is available to all of our U.S. salaried employees.

Stock Ownership Requirement

Non-management directors are subject to stock ownership requirements. To further align directors’ and shareowners’ economic interests, our Guidelines on Corporate Governance provide that non-management directors are required to own, within five years after joining the Board, shares of our common stock (including restricted stock units) equal in value to five times the portion of the annual retainer that is payable in cash. All directors, except Messrs. Holloman and Kingsley, met the requirements as of September 30, 2014. Messrs. Holloman and Kingsley, who became directors in April 2013, are on track to meet the ownership requirements within the five year transition period.

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Director Compensation for Fiscal 2015

No changes were made to the director compensation program for fiscal 2015.

DIRECTOR COMPENSATION TABLE

The following table shows the total compensation earned by each of our independent directors during fiscal 2014.

Name	Fees Earned or Paid In Cash(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	TOTAL ($)
Betty C. Alewine	96,000	115,000	0	0	5,000	216,000
J. Phillip Holloman	92,500	115,000	0	0	1,295	208,795
Verne G. Istock(5)	118,500	115,000	0	0	0	233,500
Barry C. Johnson	93,000	115,000	0	0	19,330	227,330
Steven R. Kalmanson	86,000	115,000	0	0	0	201,000
James P. Keane	92,500	115,000	0	0	8,958	216,458
Lawrence D. Kingsley	95,500	115,000	0	0	627	211,127
William T. McCormick, Jr.	99,000	115,000	0	0	10,000	224,000
Donald R. Parfet	108,000	115,000	0	0	15,016	238,016
(1)

This column represents the amount of cash compensation earned in fiscal 2014 for Board and Committee service (whether or not deferred and whether or not the directors elected to receive restricted stock units in lieu of cash fees).

(2)

Values in this column represent the grant date fair value of stock awards computed in accordance with accounting principles generally accepted in the United States (U.S. GAAP). On October 1, 2013 each director received 695 shares with an aggregate grant date fair value of $75,000 in payment of the share portion of the annual retainer. On February 4, 2014 (the date of our annual meeting) each director received 360 shares of common stock under the 2003 Directors Stock Plan with an aggregate grant date fair value of $40,000. The amounts shown do not correspond to the actual value that may be realized by the directors. Directors may elect to defer the annual share awards by electing instead to receive restricted stock units in the same number.

(3)

Aggregate earnings in fiscal 2014 on the directors’ deferred cash compensation balances were $21,850 for Ms. Alewine and $670 for Mr. Kingsley. We do not pay “above market” interest on non-qualified deferred compensation; therefore, this column does not include these amounts.

(4)

This column consists of cash dividend equivalents paid on restricted stock units for Messrs. Holloman, Johnson, Kingsley, and Parfet, and, for Ms. Alewine and Messrs. Keane, McCormick, Jr. and Parfet, the Company’s matching donations under the Company’s matching gift program of $5,000, $8,958, $10,000, and $10,000, respectively. This column does not include the perquisites and personal benefits provided to each non-employee director because the aggregate amount provided to each director was less than $10,000. During fiscal 2014, one Board meeting was held as a retreat at which we provided leisure activities for the directors and their spouses. The directors’ spouses generally are expected to attend Board retreats.

(5)

Mr. Istock was elected Lead Director effective June 6, 2013.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting processes, its internal control and disclosure control systems, the integrity and audits of its financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm and the performance of its internal audit function and independent registered public accounting firm.

Our Committee’s roles and responsibilities are set forth in a written Charter adopted by the Board, which is available on the Company’s website at http://www.rockwellautomation.com under the “Investor Relations” link. We review and reassess the Charter annually, and more frequently as necessary to address any changes in NYSE corporate governance and SEC rules regarding audit committees, and recommend any changes to the Board for approval.

Management is responsible for the Company’s financial statements and the reporting processes, including the system of internal control. Deloitte & Touche LLP (D&T), the Company’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, and on the Company’s internal control over financial reporting.

Our Committee is responsible for overseeing the Company’s overall financial reporting processes. In fulfilling our responsibilities for the financial statements for fiscal year 2014, we:

•

Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2014 and quarterly financial statements with management and D&T;

•

Reviewed management’s assessment of the Company’s internal control over financial reporting and D&T’s report pursuant to Section 404 of the Sarbanes-Oxley Act;

•

Discussed with D&T the matters required to be discussed by Public Company Accounting Oversight Board (United States) (PCAOB) Auditing Standard No. 16 “Communication with Audit Committees” and Rule 2-07 of SEC Regulation S-X relating to the conduct of the audit; and

•

Received written disclosures and the letter from D&T regarding its independence as required by PCAOB Ethics and Independence Rule 3526. We also discussed with D&T its independence.

We reviewed and approved all audit and audit-related fees and services. For information on fees paid to D&T for each of the last two years, see “Proposal to Approve the Selection of Independent Registered Public Accounting Firm” on page 50 of this proxy statement.

We considered the non-audit services provided by D&T in fiscal year 2014 and determined that engaging D&T to provide those services is compatible with and does not impair D&T’s independence.

In fulfilling our responsibilities, we met with the Company’s General Auditor and D&T, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. We considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit processes that we determined appropriate. We discussed with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. We also met separately with the Company’s Chief Executive Officer, Chief Financial Officer, Controller, General Counsel and Ombudsman.

Based on our review of the audited financial statements and the discussions and reports referred to above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 for filing with the SEC.

The Audit Committee has selected D&T as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2015, subject to the approval of shareowners.

Audit Committee

Donald R. Parfet, Chair

J. Phillip Holloman

Verne G. Istock

James P. Keane

Lawrence D. Kingsley

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table shows the beneficial ownership, reported to us as of October 31, 2014, of our common stock, including shares as to which a right to acquire ownership within 60 days exists, of each director, and each executive officer listed in the table on page 40 (named executive officers) and of these persons and other executive officers as a group. On October 31, 2014 we had outstanding 135,771,159 shares of our common stock.

Name	Beneficial Ownership on October 31, 2014
	Shares of Common Stock(1)		Derivative Securities(2)	Total Shares(1)	Percent of Class(3)
Betty C. Alewine	24,908		500	25,408	—
J. Phillip Holloman	1,582	(4)	—	1,582	—
Verne G. Istock	22,387		—	22,387	—
Barry C. Johnson	4,834	(4)	1,500	6,334	—
Steven R. Kalmanson	6,036		—	6,036	—
James P. Keane	6,036		—	6,036	—
Lawrence D. Kingsley	2,613	(4)	—	2,613	—
William T. McCormick, Jr.	11,718		1,500	13,218	—
Keith D. Nosbusch	507,529	(5,6)	522,028	1,029,557	—
Donald R. Parfet	11,923	(4)	—	11,923	—
Theodore D. Crandall	90,865	(5,6)	116,106	206,971	—
Douglas M. Hagerman	45,153	(5,6)	76,087	121,240	—
Frank C. Kulaszewicz	19,200	(5,6)	42,977	62,177	—
Blake D. Moret	13,963	(5,6)	61,042	75,005	—
All of the above and other executive officers as a group (22 persons)	937,193	(4,5,6)	1,199,174	2,136,367	1.56
(1)

Each person has sole voting and investment power with respect to the shares listed (either individually or with spouse). None of the listed shares are pledged.

(2)

Represents shares that may be acquired upon the exercise of outstanding stock options and, for executive officers, settlement of performance shares, within 60 days.

(3)

The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (Exchange Act).

(4)

Does not include 1,827, 8,062, 1,046 and 2,162 restricted stock units granted under the 2003 Directors Stock Plan as compensation for services as directors for Messrs. Holloman, Johnson, Kingsley and Parfet, respectively.

(5)

Includes shares held under our savings plan. Does not include 152, 2,156, 83, 187, 309 and 6,013 share equivalents for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz and Moret, and the group, respectively, held under our non-qualified savings plan.

(6)

Includes 19,440, 4,980, 3,640, 4,540 and 4,540 shares granted as restricted stock under our 2008 and 2012 Long-Term Incentives Plans for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz and Moret, respectively, and 53,760 shares granted as restricted stock for the group.

Certain Other Shareowners

Based on filings made under Sections 13(d) and 13(g) of the Exchange Act, on or before December 11, 2014, the following table lists the only person who we believe beneficially owned more than 5% of our common stock as of such date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
BlackRock, Inc. 40 East 52nd Street, New York, NY 10022	10,575,507(2)	7.6%
(1)

The percent of class owned has been computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.

(2)

Based on a Schedule 13G filed by BlackRock, Inc. with the SEC on January 30, 2014. BlackRock and its named subsidiaries reported sole power to dispose of all the shares and vote 9,304,755 shares.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis prepared by management and contained in this proxy statement. Based on this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

William T. McCormick, Jr., Chair

Betty C. Alewine

Lawrence D. Kingsley

Donald R. Parfet

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Overview

Rockwell Automation has a long-standing and strong orientation toward pay for performance in its executive compensation programs. We maintain this orientation throughout economic cycles that may cause fluctuation in our operating results.

Our executive compensation programs include:
✔ base salary ✔ annual incentive compensation ✔ long-term incentives ✔ defined benefit and defined contribution retirement plans ✔ very limited perquisite package

We are pleased to report that fiscal 2014 was a solid year with record performance in sales and adjusted earnings per share (EPS), despite mixed market conditions across regions of the world. Fiscal 2014 was another strong year of free cash flow generation and return on invested capital (ROIC) performance. We also grew segment operating margin by almost a point. We are performance oriented and set stretch financial goals within appropriate risk parameters. While record results were achieved, they were aligned with our expectations and, as a result, fiscal 2014 payouts under our Incentive Compensation Plan (ICP) averaged slightly above target (average of 106%) for named executive officers (NEOs). For the performance period from October 1, 2011 to September 30, 2014, our total shareowner return (TSR) was at the 73rd percentile of the companies in the S&P 500 Index, resulting in 187% of the target number of performance shares being earned for that longer term performance period. The starting price for this performance period of $56.97 was based on the 20-day average trading price of our Company stock prior to October 1, 2011 and the ending price of $115.08 was based on the 20-day average trading price prior to October 1, 2014. We believe all of the decisions described in this proxy statement reflect this orientation toward pay for performance and our ongoing commitment to sustain this philosophy.

Objectives	Our executive compensation programs are designed to: • Balance rewards with appropriate risk • Create shareowner value • Attract and retain executive talent
Philosophy

Our executive compensation philosophy is built on the following principles:

•

Align compensation with the Company’s strategy

•

Motivate superior long-term performance

•

Balance rewards with appropriate risk-taking and the creation of shareowner value

•

Pay for performance by establishing goals tied to the Company’s results

•

Provide market-competitive pay

•

Recognize that the quality of our leadership has a direct impact on our performance

Results Focus

Our performance measures are aligned with shareowner interests:

•

Total Shareowner Return (TSR)

•

Sales

•

Adjusted Earnings per Share (EPS)

•

Return on Invested Capital (ROIC)

•

Segment Operating Earnings

•

Free Cash Flow

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Named Executive Officers

Our NEOs for fiscal 2014 are listed below. In determining fiscal 2014 compensation, the Committee considered not only Company results (pay for performance), but also took into account position changes. In particular, increases for Messrs. Kulaszewicz and Moret reflect the Committee’s desire to move them to the competitive norm over a two to three year period following their promotions.

NEO	Position	Position Changes Affecting Compensation Decisions
Keith D. Nosbusch	President & Chief Executive Officer	No change
Theodore D. Crandall	Senior Vice President & Chief Financial Officer	No change
Douglas M. Hagerman	Senior Vice President, General Counsel & Secretary	No change
Frank C. Kulaszewicz	Senior Vice President	Promoted in 2011
Blake D. Moret	Senior Vice President	Promoted in 2011

Decisions and Actions

Factors Guiding Our Compensation Decisions
•

Market compensation rates for each position

•

Company’s performance against pre-established goals

•

Relative share performance of the Company compared to the broader stock market

•

Experience, skills and expected future contribution and leadership

•

Contributions and performance of each individual

2014 Compensation Decisions (see pages 38-39 for details)

Total direct compensation for NEOs in fiscal 2014 is 5% to 15% higher than fiscal 2013.

•

Base Pay: NEO salary increases ranged from 2.6% to 3.5% to reflect market-based adjustments, except for Messrs. Kulaszewicz and Moret who each received a 10.5% increase to move them closer to market median for their positions due to April 2011 promotions.

•

Annual Incentive Compensation Plan (ICP): ICP was based on Company and segment financial results, consistent with prior years. Despite record EPS and sales, we achieved results slightly below the target goals for these measures. We exceeded our targets for free cash flow and ROIC, resulting in fiscal 2014 ICP awards slightly above target for our NEOs (average 106% of target payout).

•

Long-Term Incentives (LTI): The Committee considered the Company’s performance during fiscal 2013 with record levels of EPS and sales, market competitive pay, and the Company’s philosophical orientation toward performance-based compensation when determining fiscal 2014 equity grants. Fiscal 2014 grant values increased 14% for Mr. Nosbusch, 17% for Mr. Crandall, 4% for Mr. Hagerman, and 6% for Messrs. Kulaszewicz and Moret relative to fiscal 2013.

Shareowner Advisory Vote and Shareowner Outreach
•

At our 2014 Annual Meeting of Shareowners, 96% of the advisory vote shares cast at the meeting were in favor of our executive compensation programs.

•

In each of the last three years of shareowner advisory voting, we received 94% or greater shareowner approval.

•

We believe these results represent a strong endorsement of our executive compensation philosophy and pay programs.

•

Our senior management has had regular, ongoing dialogue with our active shareowners to discuss a variety of business and strategic matters, which may include our executive compensation programs. In fiscal 2014, we had discussions with approximately 70% of our active shareowner base, representing approximately 40% of our outstanding shares.

2015 Program Updates (see page 39 for details)

Based on our shareowner advisory voting results, as well as input gained during shareowner outreach, we believe that our shareowners endorse the current design and execution of our executive compensation programs. Therefore, there are no significant changes to the design of our executive compensation programs for fiscal 2015.

Fiscal 2014 Performance

Early in the year, the Board of Directors approved an annual operating plan that reflected our expectations for our performance during fiscal 2014. Despite global economic uncertainty, the annual operating plan called for continued improvement in our financial results from fiscal 2013.

The Compensation Committee used the annual operating plan as the basis for setting goals for sales, Adjusted EPS, free cash flow, ROIC and segment operating earnings under our incentive compensation plans. For fiscal 2014, the annual ICP target payout was set based upon goals for each measure between midpoint and the high end of the external guidance range established at the beginning of the fiscal year. This was viewed by the Committee as appropriate based on economic conditions and an expectation of sales growth slightly below our long-term financial goals.

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The Compensation Committee determined that meeting these goals would require significant effort and achievement on the part of the management team and all Company employees in the continued execution of our growth and performance strategy. The charts below display the fiscal 2014 actual results relative to the goals set at the beginning of the year as well as to the fiscal 2013 actual results for the financial measures in the annual ICP for our CEO. Unlike Adjusted EPS and sales goals, which are determined based primarily on expected year over year growth, the ROIC and free cash flow goals are reset each year. The Committee determines the ROIC goal based upon a number of factors, including macro-economic and accounting impacts. The free cash flow goal is set at 100% of Adjusted Income relative to our Adjusted EPS target.

Key Business Results and Goals: Annual Incentive Compensation Plan for Our CEO

SALES [1]
($ in millions)

$6,437
$6,791
$6,773
2013 Actual
2014 Goal
2014 Actual

Fiscal 2014 Goal: **$6,791M**

ADJUSTED EPS [1]

$5.71
$6.20
$6.17
2013 Actual
2014 Goal
2014 Actual

Fiscal 2014 Goal: **$6.20**

RETURN ON INVESTED CAPITAL (ROIC) [1]

31.4%
29.7%
30.1%
2013 Actual
2014 Goal
2014 Actual

Fiscal 2014 Goal: **29.7%**

FREE CASH FLOW [1]
($ in millions)

$901
$866
$922
2013 Actual
2014 Goal
2014 Actual

Fiscal 2014 Goal: **$866M**

(1) Please refer to ICP measures table on page 35 for further explanation of how each measure is calculated.

We are pleased with our business results in 2014, particularly in light of continued challenging economic conditions in many of the markets in which we operate.

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Aligning Pay with Performance

	Supports Attraction and Retention	Supports Pay for Performance
		Current Year Financial and Operational Performance	Long-Term Financial Performance	Creation of Shareowner Value
Salary	✔
Annual Incentive Compensation (ICP)	✔	✔		✔
Long-Term Incentives (LTI)	✔		✔	✔
Retirement Plans	✔

Our long-term business strategy seeks sustained organic growth through, among other things, expanding our served markets and enhancing our market access. We have developed a strong productivity culture that has allowed us to reinvest in organic growth. We believe:

•

Our employees’ knowledge of our customers and their applications and our technology are key factors that make our long-term business strategy work.

•

It is important to align the compensation of our leadership with our long-term business strategy.

•

Our short- and long-term incentive plans, among other things, should focus the management team’s efforts in the areas that are critical to the success of our long-term business strategy.

The quality of our leadership has a direct impact on our performance and, with the oversight of the Compensation Committee, we offer compensation plans, programs and policies intended to attract and retain executive talent and “pay for performance,” including the creation of shareowner value.

We believe that a significant portion of an executive’s compensation should be variable and the variable portion directly linked to our performance and the creation of shareowner value. Total Direct Compensation (TDC) consists of salary, annual ICP awards and LTI grants (calculated at the grant date fair value outlined in the Grants of Plan-Based Awards Table). In fiscal 2014, for our NEOs, the Compensation Committee planned a mix of TDC, which resulted in a range of 67% to 83% of target pay being linked to performance (ICP and LTI). The Compensation Committee targeted 46% to 66% of TDC of our NEOs in the form of long-term incentives (LTI) directly linked to the creation of shareowner value. These target percentages have been similar throughout fiscal years 2012, 2013, and 2014.

The Committee looks at compensation decisions over a long-term horizon, taking into account not only a given year’s results but sustained performance over time. Pay in a given year is influenced by a number of factors including that year’s financial results and calibration of that year’s goals with past year’s results. For example, EPS growth was 57.7% from fiscal 2010 to fiscal 2011 resulting in a 192% ICP payout of target and long term incentive grant date value positioned higher than median for Mr. Nosbusch.

The following table illustrates the changes in Mr. Nosbusch’s actual TDC as compared to Cumulative Total Return. Cumulative Total Return is the cumulative total shareowner return on our common stock assuming a fixed investment of $100 at the respective closing prices on September 30, 2009 and reinvestment of all dividends.

Based on these factors and the graph above, we believe Mr. Nosbusch’s compensation is appropriate given both the fiscal 2014 results and the long-term performance of our Company.

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Compensation Review Process

We evaluate and take into account market data in setting each element of our officers’ compensation. We define market practice by using the results of surveys of major companies (the Major Companies) provided by Towers Watson and Aon Hewitt (collectively, the Survey Providers). The Towers Watson and Aon Hewitt databases include over 525 and 375 companies, respectively. In setting compensation levels for each element of pay, we analyze data relating to the Major Companies using regression analyses developed by the Survey Providers based on our sales. The market data analysis is typically the starting point for, and a significant factor in, our compensation determinations, but is not the only factor as we also consider the scope of the individual officer’s responsibilities and more subjective factors, such as the Compensation Committee’s (and the CEO’s in the case of other officers) assessment of the officer’s individual performance and expected future contributions and leadership.

The Compensation Committee has engaged Towers Watson, its independent compensation advisor, to provide advice on compensation trends and market information. See page 21 for a description of the services provided by Towers Watson to the Company.

Our Compensation Committee and management employ the following best practices to effectively manage our executive compensation programs, including:
✔

Annual benchmarking of executive pay levels and design based on data from nationally recognized compensation consulting firms

✔

Rigorous executive stock ownership requirements

✔

Independent directors with significant Compensation Committee experience and knowledge of the drivers of our long-term performance

✔

Use of incentive plan claw-backs for our CEO and CFO

✔

Annual review of consultant independence

✔

Assessment of incentive plan risk

✔

Require earnings to exceed prior year for ICP payout

✔

Set target performance share payout at 60th percentile of TSR performance

✔

No use of employment agreements

✔

Limited use of change of control agreements, including no excise tax gross-ups, and with a double-trigger requirement for equity vesting

✔

Limited use of perquisites

Use of Tally Sheets

We consider the total compensation (earned or potentially available) for each of the NEOs in establishing each element of compensation. As part of our compensation review process, the Compensation Committee’s independent advisor conducts a total compensation review or “Tally Sheet” study with the Compensation Committee for each of our NEOs. This review encompasses all elements of compensation, including base salary, annual incentives, LTI grants, perquisites, health benefits, and retirement and termination benefits. This review includes a consideration of amounts to be paid and other benefits accruing to our NEOs upon their retirement or other termination of employment. We consider the potential outcomes of annual incentives and LTI grants under a variety of performance scenarios. We also review the NEOs’ current balances in various compensation and benefit plans. Based upon the results of this analysis, the Compensation Committee concluded that our compensation programs are in line with our compensation philosophy and provide an appropriate range of outcomes tied directly to the Company’s and individual’s performance.

Compensation Risk Assessment

We do not believe our compensation programs encourage our executives to take excessive risk.

✔

Our ICP provides a balance among sales, earnings, cash flow and asset performance, limiting the effect of over-performance in one area at the expense of others

✔

Payouts under our ICP are capped at twice the individual’s ICP target, limiting excessive rewards for short-term results

✔

Recoupment policy and claw-back agreements mitigate against risk

✔

Compensation Committee can reduce or withhold the incentive if it determines that the executive has caused the Company to incur excessive risk

✔

Majority of the Total Direct Compensation for our executives is in the form of long-term incentives

✔

We believe our mix of equity vehicles appropriately motivates long-term performance

✔

Majority of equity vests over a period of multiple years with performance shares and restricted stock vesting at three years

✔

We have stock ownership requirements for our NEOs, which encourage a long-term view

The Committee engaged Towers Watson in September 2011 to conduct a review of all of our compensation programs relative to the potential for incentives to motivate excessive risk-taking in a way that could materially affect the Company. Towers Watson reviewed the measures used in each program, the target setting process, and the overall governance of our compensation plans. The review concluded that we have strong governance procedures and that our plans do not present a material risk to the Company or encourage excessive risk taking by participants. Towers Watson updated this review in September 2014 and came to a similar conclusion regarding the Company’s compensation programs.

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Role of Management

The Compensation Committee assesses the performance of the CEO and sets the CEO’s compensation in executive session without the CEO present. The CEO reviews the performance of our other officers, including the NEOs, with the Compensation Committee and makes recommendations regarding each element of their compensation for the Compensation Committee’s review and approval. The Compensation Committee and the CEO are assisted in their review by Towers Watson, the Senior Vice President, Human Resources and the Vice President, Compensation & Benefits. The other NEOs do not play a role in their own compensation determination other than discussing their performance with the CEO.

Elements of Compensation

Base Salary

We develop base salary guidelines for our officers at the median of the market data. However, the Compensation Committee’s salary decisions reflect the market data as well as the individual’s responsibilities and more subjective factors, such as the Compensation Committee’s (and the CEO’s in the case of other officers) assessment of the officer’s individual performance, skills and experience, internal equity, and expected future contributions and leadership. The Compensation Committee reviews base salaries for our officers every year.

Annual Incentive Compensation

Our annual incentive compensation plans are designed to reward our executives for achieving Company and business segment results and for individual performance. Under our ICP, we establish for each executive at the start of each fiscal year an incentive compensation target equal to a percentage of the individual’s base salary. The target for annual incentive compensation is generally set at the median of the market data. Actual incentive compensation payments under our ICP may be higher or lower than the incentive compensation target based on financial, operating and individual performance as described below. In line with our pay-for-performance orientation, actual ICP payouts vary from year to year based on performance compared to goals.

In the early part of each fiscal year, the CEO reviews with the Compensation Committee the recommended financial goals for the fiscal year for purposes of our ICP. These goals include:

•

measurable financial goals with respect to our overall performance; and

•

for certain officers engaged in our business segments, measurable financial goals with respect to the performance of those business segments.

The Compensation Committee approves a set of financial goals, taking into account the CEO’s recommendations, and allocates a weighting of the target incentive compensation among the various goals that it establishes. For fiscal 2014, the Compensation Committee determined in the early part of the year that no payments were to be made under our ICP if EPS were less than the previous year’s results.

After the end of the fiscal year, the Compensation Committee and the CEO evaluate our performance and the performance of our business segments and consider the results compared to the pre-established goals. As a starting point, target amounts under our ICP are generally earned if we achieve our financial goals for the year. For fiscal 2014, the annual ICP target payout was set based upon goals for each measure between midpoint and the high end of the external guidance range established at the beginning of the fiscal year. This was viewed by the Committee as appropriate based on economic conditions and an expectation of sales growth slightly below our long-term financial goals. In addition to performance relative to pre-established financial goals, awards to each officer under our ICP may be adjusted based on the Compensation Committee’s year-end assessment (and except in the case of the CEO, based on the CEO’s recommendation) as to the individual’s achievement of individual goals and objectives and certain more subjective assessments of leadership acumen and the individual’s expected future contributions. Accordingly, while achieving our financial goals is extremely important in determining our annual incentive compensation, the Compensation Committee maintains discretion to adjust annual incentive compensation, not to exceed the maximum under our Annual Incentive Compensation Plan for Senior Executive Officers (Senior ICP) as described in the following paragraph.

Under our Senior ICP, which applies to the CEO and the other NEOs, annual incentive compensation payments to those officers in total may not exceed 1% of our applicable net earnings (as defined in that plan) with the CEO’s maximum payment not to exceed 35% of the available funds, and each of the other four NEOs, maximum payouts, respectively, not to exceed 15% of the available funds. The process for determining ICP awards for these individuals is the same as that used for the other ICP participants with the exception being that these individuals are subject to the noted limit on payments.

The annual incentive compensation measures for Messrs. Nosbusch, Crandall, and Hagerman are based upon Company performance and the annual incentive compensation measures for Messrs. Kulaszewicz and Moret are based upon a combination of our Company performance and the performance of the business segment they lead.

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The following table shows the 2014 corporate and segment financial goals used to determine awards under our ICP for fiscal 2014 and our performance compared to those goals:

ICP Measures

	Sales ($ in millions)(1)			Adjusted EPS(2)			Return on Invested Capital(3)			Segment Operating Earnings ($ in millions)(4)			Free Cash Flow ($ in millions)(5)
	Goal	Performance	%	Goal	Performance	%	Goal	Performance	Difference	Goal	Performance	%	Goal	Performance	%
Company	$6,791	$6,773	99.7%	$6.20	$6.17	99.5%	29.7%	30.1%	.4 pts				$866	$922	106.5%
Architecture & Software	$2,848	$2,901	101.9%							$801	$840	104.9%
Control Products & Solutions	$3,943	$3,872	98.2%							$529	$512	96.8%
(1)

Sales for the Company as used for ICP purposes is a non-GAAP financial measure and is equal to sales from continuing operations only and excludes the unfavorable effect of changes in currency exchange rates ($149 million). Sales for Architecture & Software excludes the unfavorable effect of changes in currency exchange rates ($56 million). Sales for Control Products & Solutions excludes the unfavorable effect of changes in currency exchange rates ($93 million). We use sales excluding the effect of changes in currency exchange rates as one measure to monitor and evaluate our performance. We measure the currency impact on sales as the difference between local currency sales translated to U.S. dollars using annual operating plan rates versus local currency sales translated to U.S. dollars using GAAP rates.

(2)

Adjusted EPS is a non-GAAP measure that excludes non-operating pension costs and their related tax effects from income from continuing operations and corresponding EPS. The Company defines non-operating pension costs as defined benefit plan interest cost, expected return on plan assets, amortization of actuarial gains and losses and the impact of any plan curtailments or settlements.

(3) For a complete definition and explanation of our calculation of return on invested capital, see Supplemental Financial Information on page 55.
(4)

Information regarding how we define segment operating earnings is set forth in note 15, Business Segment Information, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

(5)

We calculated the $922 million in free cash flow performance, an internal non-GAAP performance measure, as cash provided by continuing operating activities ($1,033 million), plus excess income tax benefit from share-based compensation ($30 million), minus capital expenditures ($141 million). Our definition of free cash flow for this internal performance measure takes into consideration capital investments required to maintain the operations of our businesses and execute our strategy. Cash provided by continuing operating activities adds back non-cash depreciation expense to earnings but does not reflect a charge for necessary capital expenditures. Our definition of free cash flow excludes the operating cash flows and capital expenditures related to our discontinued operations. U.S. GAAP requires the excess income tax benefit from share-based compensation to be reported as a financing cash flow rather than as an operating cash flow. We have added this benefit back to our calculation of free cash flow in order to generally classify cash flows arising from income taxes as operating cash flows. We use free cash flow as one measure to monitor and evaluate performance. Our definition of free cash flow may differ from definitions used by other companies.

Long-Term Incentives

The principal purpose of our long-term incentives is to reward management for creating shareowner value and to align the financial interests of management with shareowners. The creation of shareowner value is important not only on absolute terms, but also relative to the value created as compared to other investment alternatives available to our shareowners. Our practice is to make annual grants of LTI awards to executives using a combination of stock options, performance shares and restricted stock.

As a critical element of our executive compensation programs, long-term incentives make up the largest component of total pay for our NEOs. We establish long-term incentive values at the median (50th percentile) of the Major Companies, the same process we use to establish base salary guidelines and ICP target opportunities. The companies used in determining these values are included in the Towers Watson and Aon Hewitt executive compensation databases described above.

The Committee then considers a variety of factors in determining whether actual grant date values for long-term incentive awards should deviate from the median values. These factors include:

•

the Company’s recent financial performance;

•

changes in market long-term incentive grant practices;

•

share availability and usage patterns at the Company;

•

individual performance;

•

scope of an individual’s role; and

•

internal equity.

These factors are not weighted and there is no formula for how the factors are applied in determining actual grant date values. Instead, the Committee uses its judgment in considering these factors to ensure there is a strong correlation between pay and performance, a theme prevalent throughout the executive pay programs. Actual grant date values are expected to approximate the median baseline level in years when these factors do not warrant increased grant values. Actual grant date values are positioned between the 50th and 75th percentile of the relevant market in years when performance and the factors noted above warrant higher than median grant date values. Actual realized values from these grants will reflect changes in Company stock price over time and how the Company’s stock price performs relative to the S&P 500 Index. For fiscal 2014, we calculated the number of options, performance shares and shares of restricted stock based on the grant date values and the fair market value of Company stock on December 4, 2013, the date of grant.

We generally make long-term incentive grants near the beginning of each fiscal year at the same time the Compensation Committee performs its annual management performance evaluation and takes other compensation actions. Annual equity grants for officers occur on the same date as our annual equity grants for our other professional and managerial employees, which in fiscal 2014 was the date of the Compensation Committee’s December 2013 meeting. As the grant date for our annual long-term incentive awards generally occurs on the day the Compensation Committee meeting is held in the first quarter of our fiscal year, the grant date is set in advance when the schedule of Compensation Committee meetings is arranged. We do not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of information based on equity award grant dates.

The CEO recommends to the Compensation Committee the equity grants for other executives, and the Compensation Committee approves all equity grants for executives. We also at times award equity grants to new executives as they are hired or promoted during the year. These grants are approved by the Compensation Committee, and the grant date is the date

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the Compensation Committee approves the grant or, if later, the start date for a new executive.

In fiscal 2014, the overall structure of our long-term incentives program to executives continued to have three components. We grant stock options, performance shares and restricted stock at approximately 50%, 37.5% and 12.5% of the total long-term incentive value, respectively. We determined this allocation of equity vehicles taking into account a review of market practice conducted by Towers Watson. Like other high performing companies, we grant a greater percentage of our long-term incentives as stock options than market practice because we believe that a greater proportion of long-term incentives should reward future performance determined by an increase in shareowner value. We believe that this mix emphasizes shareowner value creation while maintaining the percentage of pay tied to whether the Company outperforms alternative investment choices.

Stock Options

We believe that stock options are an appropriate vehicle to reward management for increases in shareowner value, as they provide no value if the share price does not increase. Our stock option grants vest in 1/3 increments at one, two and three years from the grant date and have a 10 year life. The exercise price of all stock option grants is the fair market value of our stock at the close of trading on the date of the grant. Our long-term incentives plan does not allow us to reprice stock options. Stock options granted to executives and other employees during fiscal 2014 represented approximately 0.7% of outstanding common shares at the end of fiscal 2014. Total options outstanding at the end of fiscal 2014 were approximately 3.3% of outstanding shares at the end of fiscal 2014. The Compensation Committee takes these figures into account when determining the annual stock option grant.

Performance Shares

Performance shares are designed to reward management for our relative performance compared to the companies in the S&P 500 Index over a three-year period. The payouts of performance shares granted will be made in shares of our common stock or cash, and will range from zero to 200% of the target number of shares awarded based on our total shareowner return compared to the companies in the S&P 500 Index over a three-year period. The payouts will be at zero, the target amount and the maximum amount if our total shareowner return is equal to or less than the 30th percentile, equal to the 60th percentile and equal to or greater than the 75th percentile of the total shareowner return of companies in the S&P 500 Index, respectively, over the applicable three-year period. The number of shares earned will be interpolated for results between those percentiles. If performance shares are earned but total shareowner return is negative, the amount of shares earned will be reduced by 50%.

For the performance period from October 1, 2011 to September 30, 2014, our total shareowner return (TSR) of 115.5% was at the 73rd percentile of the companies in the S&P 500 Index, resulting in 187% of the target number of performance shares being earned for that performance period. The starting price for this performance period of $56.97 was based on the 20-day average trading price of our Company stock prior to October 1, 2011 and the ending price of $115.08 was based on the 20-day average trading price prior to October 1, 2014. The Committee determined that the performance shares would be paid to participants in shares of our common stock.

Restricted Stock

We grant restricted shares primarily in order to retain high quality executives throughout a business cycle. Accordingly, restricted shares do not vest until three years after the grant date.

Perquisites

During fiscal 2014, our officers received a very limited perquisite package that included personal liability insurance, annual physicals, spouse travel and recreational activities at Board retreats and expatriate assignments. Upon retirement, officers may elect to continue the personal liability insurance coverage at their own expense. Mr. Kulaszewicz was on international assignment based in Singapore until June 2014. The expense reimbursements related to his standard expatriate package, including housing, travel, taxes and standard allowances, are reported as perquisites.

Other

With regard to other benefits, our officers receive the same benefits as other eligible U.S. salaried employees. They participate on the same basis as other eligible U.S. salaried employees in:

•

our health and welfare plans, pension plan and 401(k) savings plan;

•

our non-qualified pension and savings plans (these plans use the same formulas as our qualified plans and provide benefits that may not be paid under our qualified plans due to Internal Revenue Code limitations); and

•

our deferred compensation plan (this plan offers investment measurement options similar to those in our 401(k) savings plan and does not have any guaranteed rates of return).

Compensation Deductibility

Internal Revenue Code Section 162(m) provides that we may not deduct in any taxable year compensation in excess of $1 million paid in that year to our chief executive officer and our other three most highly compensated executive officers, other than the chief financial officer, unless the compensation is “performance-based.” Grants of stock options, performance shares and awards under our Senior ICP are considered “performance-based” compensation for this purpose. Base salaries and restricted stock awards do not qualify as “performance-based” compensation for this purpose. With the exception of the restricted stock grant and the portion of base salary in excess of $1 million for Mr. Nosbusch, we do not anticipate that any other portion of our fiscal 2014 compensation to the NEOs covered by Section 162(m) will exceed the deductibility limitations of Section 162(m).

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Change of Control and Severance

We do not have employment contracts with any officers. However, we have change of control agreements with Mr. Nosbusch and each of the other NEOs and certain other officers. These agreements become effective if there is a change of control before October 1, 2016.

There are two main purposes of these agreements.

•

First, they provide protection for the executive officers who would negotiate any potential acquisitions of the Company, thus encouraging them to negotiate a good outcome for shareowners, without concern that their negotiating stance will put at risk their financial situation immediately after an acquisition.

•

Second, the agreements seek to ensure continuity of business operations during times of potential uncertainty, by removing the incentive to seek other employment in anticipation of a possible change of control.

In short, they seek to ensure that we may rely on key executives to continue to manage our business consistent with the Company’s best interests despite concerns for personal risks. We do not believe these agreements encourage our executives to favor or oppose a change of control. We believe these agreements strike a balance that the amounts are neither so low to cause an executive to oppose a change of control nor so high as to cause an executive to favor a change of control.

For a description of the value of the change of control agreements, see “Potential Payments Upon Termination or Change of Control.”

In the case of terminations other than those to which our change of control agreements apply, we have no severance agreements in place. However, in the past we have at times entered into severance agreements with executives upon termination of their employment with the terms and conditions depending upon the individual circumstances of the termination, the transition role we expect from the executive and our best interests.

Executive Stock Ownership Policy

We believe our focus on pay for performance is sharpened by aligning closely the financial interests of our officers with those of shareowners. Accordingly, our stock ownership policy sets the following minimum ownership requirements for our NEOs. Officers must meet these requirements within five years after becoming an officer and are expected to make progress at the rate of 20% of target each year.

Common Stock Market Value (Multiple of Base Salary)
Chief Executive Officer	5
Other NEOs and Senior Vice Presidents	3

Shares owned directly (including restricted shares) or through our savings plans (including share equivalents under our non-qualified savings plans) and the after-tax value of vested unexercised stock options are considered in determining whether an officer meets the requirements, except that no more than 50% of the requirements can be met by the after-tax value of vested unexercised stock options. If officers fall behind expected progress or fail to maintain their required level of ownership, they may not sell any shares of Company common stock until the ownership requirements are met, except that when exercising options or upon vesting of restricted or performance shares, they may sell shares to cover the award price and applicable taxes and are required to retain the net shares until the ownership requirements are met. Also, if an NEO subject to the requirements does not make appropriate progress to meet the requirements, the NEO’s future long-term incentive grants may be adversely affected.

At September 30, 2014, the five NEOs owned an aggregate of 679,499 shares (including share equivalents under our non-qualified savings plans) of our common stock, with an aggregate market value of $74.7 million. As of September 30, 2014, all of the NEOs met the stock ownership requirements.

Officer Trading Requirements

Under our trading procedures, executive officers may not engage in any transactions involving Company securities, including gifts and option exercises, without first obtaining pre-clearance of the transaction from our General Counsel. Generally, trading is only permitted during announced trading periods. Employees subject to trading restrictions, including executive officers, may enter into a trading plan under Rule 10b5-1 under the Exchange Act that would allow trades outside a trading period. Our policy on Rule 10b5-1 trading plans requires (i) plans to be entered into during an open trading window, (ii) trades to occur during a trading window unless the plan uses a limit price or is used to pay taxes on equity vesting outside a window, (iii) a 60-day wait before the first trade can occur (unless the trade is to cover taxes on equity vesting before then), and (iv) Company approval. Plans can be amended only during an open trading window and cannot be terminated except in extraordinary circumstances, subject in both cases to approval by our General Counsel. We also have (a) an anti-hedging policy that prohibits employees from engaging in any transaction that is designed or intended to hedge or otherwise limit exposure to decreases in the market value of Company stock and (b) an anti-pledging policy that prohibits officers from pledging Company securities.

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Recoupment Policy, Claw-backs and Other Post-Employment Provisions

In September 2009, the Company entered into agreements with Mr. Nosbusch as CEO and Mr. Crandall as CFO with respect to the reimbursement (or claw-back) of certain compensation if the Company is required to restate any financial statements due to material noncompliance with the financial reporting requirements under the federal securities laws. In 2013 we also adopted a recoupment policy that provides that if the Company is required to restate any financial statements for periods from and after fiscal year 2013 due to the Company’s material noncompliance with any financial reporting requirements under the federal securities laws, the Company will recover, as determined by the Compensation Committee, from the CEO and CFO, any incentive- or equity- based compensation received by the executives from the Company during the 12 months following the public filing of such financial statements and any profits realized by the executives on the sale of Company securities during that 12-month period. Incentive compensation subject to the claw-back or recoupment includes: ICP, equity-based compensation received, profits realized from the sale of securities of the Company and other incentive-based compensation.

In addition, our stock option agreements for officers contain certain post-employment restrictive covenants, including two-year non-competition and non-solicitation covenants, that give the Company the right, in the event of a breach, to recoup the gain on any shares of Company common stock acquired upon exercise of any Company stock options during the two years before the date of the officer’s retirement or other termination of employment.

Compensation of the Chairman of the Board and Chief Executive Officer

Mr. Nosbusch’s base salary was increased 2.6% to $1,190,000 from $1,160,000 effective December 31, 2013. The Compensation Committee considered similar factors as those in relation to other NEOs, and Mr. Nosbusch’s increase in base salary was aligned with increases provided to other NEOs. His total annual compensation continues to depend significantly on incentive compensation tied to the Compensation Committee’s assessment of the Company’s and his performance.

In December 2014, Mr. Nosbusch was awarded an ICP payment of $1,254,000. Mr. Nosbusch’s ICP payment was 105% of his target annual incentive compensation. In determining Mr. Nosbusch’s annual incentive compensation for fiscal 2014, the Compensation Committee concluded that under his leadership the Company performed well and achieved record financial results in less than favorable market conditions. The Committee also considered:

•

Our performance, under Mr. Nosbusch’s leadership, compared to our operating goals and objectives;

•

Information on Mr. Nosbusch’s annual cash compensation compared to annual cash compensation of CEOs in our market data; and

•

ICP awards to other NEOs.

For fiscal 2014 Mr. Nosbusch was granted stock options for 68,000 shares, 14,950 performance shares at target and 5,290 restricted shares. Consistent with our executive compensation philosophy, the anticipated value of this grant was first set at the median of LTI grants to CEOs in the market data. Then the grants were adjusted by the Compensation Committee based on the following considerations:

•

Information on Mr. Nosbusch’s total compensation compared to the total compensation of CEOs of the market data. For long-term incentives the results of the Towers Watson database were used for conducting the comparison. The data showed that Mr. Nosbusch’s total compensation and long-term incentives compensation are consistent with our compensation philosophy and are largely based on performance;

•

Internal comparisons with the other named executive officers. Mr. Nosbusch’s pay relative to the other named executive officers is in line with the survey data of CEOs to other named executive officers of the Major Companies in the Survey Providers database using the regression analyses developed by the Survey Providers based on our sales. Mr. Nosbusch’s pay is higher than the other named executive officers due to his greater level of responsibility and accountability, as well as the market practices that follow a similar pattern;

•

Historical information regarding Mr. Nosbusch’s long-term compensation opportunities. This information indicated that Mr. Nosbusch’s long-term compensation opportunities have yielded significant realized and unrealized value for Mr. Nosbusch, particularly with respect to equity awards. The value reflects Mr. Nosbusch’s long service to the Company, the fact that he has held significant portions of his equity awards rather than cashing them in, and most importantly, the value of his equity awards has varied along with the returns to our shareowners. We believe this is in line with the creation of shareowner value objective of our pay-for-performance philosophy; and

•

Mr. Nosbusch’s past and expected future contributions to our long-term performance. The Committee believes that he has contributed significantly to our growth and profitability over time, and is expected to continue to contribute to our success for the benefit of shareowners, customers and other stakeholders.

The grant date fair value of these awards to Mr. Nosbusch in fiscal 2014 was $4,507,084, which was 14% higher than the grant date fair value of equity awards granted to Mr. Nosbusch in fiscal 2013. These amounts were determined using the valuation method described in the Grants of Plan-Based Awards Table.

Compensation of Other Named Executive Officers

In determining the compensation for Messrs. Crandall, Hagerman, Kulaszewicz and Moret we considered:

•

the market data for their positions;

•

internal equity between each named executive officer and our other officers;

•

salary increase plans for other employees; and

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•

our performance and the performance of their business segments and regions (where applicable) as well as their performance compared to their operating and leadership objectives.

In determining the fiscal 2014 ICP payouts for Messrs. Crandall, Hagerman, Kulaszewicz and Moret, we considered:

•

our performance compared to pre-established financial goals;

•

each officer’s achievement of individual goals and objectives; and

•

certain more subjective assessments of leadership acumen and the individual’s expected future contributions.

As discussed earlier in this document, despite record EPS and sales, we achieved results slightly below the target goals for these measures. We exceeded our target for free cash flow and ROIC, resulting in fiscal 2014 ICP awards slightly above target for our NEOs (average 106% of target payout). As a result, in December 2014, Messrs. Crandall, Hagerman, Kulaszewicz, and Moret were awarded ICP payments of $458,700, $380,600, $489,400 and $371,500, respectively, which represent awards that were 105%, 105%, 121% and 92% of target, respectively. Strong results in Architecture & Software merited a higher award for Mr. Kulaszewicz, who is responsible for that segment.

At the beginning of fiscal 2014, Messrs. Crandall, Kulaszewicz, and Moret were each granted options for 17,800 shares, 3,900 performance shares at target and 1,380 restricted shares; Mr. Hagerman was granted options for 11,900 shares, 2,600 performance shares at target and 920 restricted shares. Consistent with our executive compensation philosophy, in determining these grants, we considered:

•

information on the officers’ total compensation compared to the compensation of similar positions at the Major Companies in the Towers Watson executive compensation database, using a regression analysis developed by Towers Watson based on our sales;

•

internal comparisons with other officers;

•

historical information regarding their long-term compensation opportunities; and

•

past and expected future contributions to our long-term performance.

Mr. Kulaszewicz received compensation related to his expatriate assignment consistent with our standard expatriate policy. The Company believes international assignments benefit shareowners as we develop stronger global leadership capabilities.

Changes in Compensation Programs for Fiscal 2015

At our 2014 Annual Meeting of Shareowners, 96% of the advisory vote shares cast at the meeting approved the compensation of our NEOs. Based on this strong endorsement, the Compensation Committee did not implement any changes in our executive compensation program as a result of such vote.

Base Salary

The salaries for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret were increased effective January 2015 to $1,225,000, $640,000, $595,100, $600,000 and $600,000, respectively. These changes range from 2.9% to 3.4%.

Annual Incentive Compensation

For fiscal 2015, the ICP financial measures and weightings will remain the same as for fiscal 2014 (sales, EPS, free cash flow and ROIC or segment operating earnings). No awards will be earned unless EPS at least equals fiscal 2014 EPS performance. Target amounts will generally be earned under our ICP if we achieve our financial goals for the year, and maximum payouts will be earned if we significantly exceed the goals. In determining the payout curves, the Compensation Committee considered:

•

actual fiscal 2014 performance,

•

the rate of growth required to achieve our goals, and

•

the impact of global macroeconomic factors on the Company’s business prospects.

The Compensation Committee retains the discretion to modify the formula award based on their assessment of our performance.

Long-Term Incentives

For the fiscal 2015 grants, the overall structure of our long-term incentive program remains unchanged. We calculated the number of options, performance shares and shares of restricted stock using the closing price of our common stock on December 2, 2014, which was the date of grant. The exercise price of options continues to be the closing price on the date of the grant. As discussed under the earlier section describing Mr. Nosbusch’s 2014 compensation, the Committee started with market median grants and then adjusted the grants based on the factors described above, including Company and individual performance to determine the actual grant date value of long-term incentive awards.

The Compensation Committee approved at its December 2014 meeting the following grants of equity awards to the NEOs for fiscal 2015:

Name	Options	Performance Shares	Shares of Restricted Stock
Keith D. Nosbusch	91,300	19,200	5,260
Theodore D. Crandall	24,400	5,130	1,410
Douglas M. Hagerman	15,100	3,160	870
Frank C. Kulaszewicz	24,400	5,130	1,410
Blake D. Moret	24,400	5,130	1,410

The performance shares and restricted stock grants have terms and conditions that are the same as the grants made in fiscal year 2014. See footnotes 2 and 4 to the Grants of Plan-Based Awards Table.

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Summary Compensation Table

The following table sets forth the total compensation of each of the named executive officers for the fiscal years ended September 30, 2014, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	TOTAL ($)
Keith D. Nosbusch President & Chief Executive Officer	2014	1,182,414	0	2,197,804	2,309,280	1,254,000	1,447,797	82,287	8,473,582
	2013	1,152,414	0	1,984,116	1,958,580	1,125,500	-	80,820	6,301,430
	2012	1,122,500	0	2,391,102	2,392,300	921,200	4,581,022	82,348	11,490,472
Theodore D. Crandall Senior Vice President & Chief Financial Officer	2014	617,423	0	573,340	604,488	458,700	821,559	30,520	3,106,030
	2013	599,879	0	507,577	499,689	410,200	-	30,066	2,047,411
	2012	584,125	0	603,506	603,950	299,600	1,199,975	30,984	3,322,140
Douglas M. Hagerman Senior Vice President, General Counsel & Secretary	2014	573,852	0	382,227	404,124	380,600	307,966	26,070	2,074,839
Frank C. Kulaszewicz Senior Vice President	2014	566,092	0	573,340	604,488	489,400	678,779	1,307,152	4,219,251
	2013	512,356	0	556,890	549,909	328,700	59,409	457,444	2,464,708
	2012	456,250	0	427,723	427,700	233,000	583,854	369,163	2,497,690
Blake D. Moret Senior Vice President	2014	566,092	0	573,340	604,488	371,500	735,044	28,388	2,878,852
	2013	512,356	0	556,890	549,909	325,200	235,845	24,423	2,204,623
(1)

Amounts in this column represent the grant date fair value of restricted stock and performance share awards granted calculated in accordance with U.S. GAAP. The grant date fair value of restricted stock was $108.89, $80.11, and $74.14 per share for 2014, 2013, and 2012, respectively. Performance share awards are valued at target shares with a grant date fair value of $108.48, $98.15, and $101.57 for 2014, 2013, and 2012 respectively. The assumptions applicable to these valuations are set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014. The amounts shown may not correspond to the actual value that may be realized by the named executive officers. If the performance share awards are valued at two times the target number of shares (the maximum potential payout), then for fiscal 2014 the stock award amount would increase by $1,621,776, $423,072, $282,048, $423,072 and $423,072 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret, respectively. For additional information on awards made in fiscal 2014, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards Table.

(2)

Amounts in this column represent the grant date fair value of option awards granted computed in accordance with U.S. GAAP. The grant date fair value was $33.96, $25.11, and $23.50 per share for 2014, 2013, and 2012, respectively. The assumptions applicable to these valuations are set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014. The amounts shown may not correspond to the actual value that may be realized by the named executive officers. For additional information on awards made in fiscal 2014, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards Table.

(3)

This column represents amounts paid under our ICP for performance in the fiscal year. For more information about our ICP, see the “Compensation Discussion and Analysis” and Grants of Plan-Based Awards Table.

(4)

We do not pay “above market” interest on non-qualified deferred compensation; therefore, this column reflects changes in pension values only. The changes in pension value amounts for each year represent the difference from September 30 of the prior year to September 30 of each year in the actuarial present value of the named executive officers’ accrued pension benefit at their unreduced retirement age under our qualified and non-qualified pension plans. These amounts are based on benefits provided by the plan formula described on page 45 and converted to a present value using a discount rate which was 4.50% in fiscal year 2014, 5.05% in 2013, and 4.15% in 2012. For information on the formula and assumptions used to calculate these amounts see the Pension Benefits Table.

(5)

This column represents the Company matching contributions for the named executive officers under our savings plans. The aggregate amount of personal benefits and perquisites provided to each named executive officer during fiscal 2014, 2013, and 2012 are less than $10,000 and, therefore, are not included in All Other Compensation with the exception of Mr. Kulaszewicz. The amount for Mr. Kulaszewicz primarily represents payments related to the Company standard expatriate packages for his international assignments in Singapore based on the incremental cost to the Company for these benefits as well as other personal benefits as set forth below in the All Other Compensation table. The assignment costs for 2012 and 2013 were adjusted to reflect actual tax costs restated from the estimated tax costs included at the time of fiscal 2013 and 2012 disclosures. All other compensation was decreased to $369,163 from $586,180 in 2012 and to $457,444 from $627,548 in 2013 for Mr. Kulaszewicz.

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ALL OTHER COMPENSATION TABLE

The following table describes each element of the All Other Compensation column in the Summary Compensation Table for fiscal 2014.

Name	Value of Company Contributions to Savings Plans(1) $	Dividends on Restricted Stock(2) $	Perquisites(3) $	Other(4) $	TOTAL $
Keith D. Nosbusch	35,458	46,829	-	-	82,287
Theodore D. Crandall	18,514	12,006	-	-	30,520
Douglas M. Hagerman	17,207	8,863	-	-	26,070
Frank C. Kulaszewicz	13,451	11,246	1,280,788	1,667	1,307,152
Blake D. Moret	16,956	11,432	-	-	28,388
(1)

This column includes the Company matching contributions to the named executive officers’ 401(k) savings plan and non-qualified savings plan accounts. This is consistent with the practice we use for all eligible employees.

(2)

This column represents cash dividends paid on restricted shares held by the named executive officers.

(3)

The aggregate amount of personal benefits and perquisites provided to each named executive officer during fiscal 2014 are less than $10,000 and, therefore, are not included in All Other Compensation with the exception of Mr. Kulaszewicz. Mr. Kulaszewicz's payments related to his expatriate package for his international assignment in Singapore and personal liability insurance are included based on the incremental cost to the Company for their benefits. Mr. Kulaszewicz’s international assignment included housing, travel, taxes and standard allowances related to relocation and other assignment payments under our standard expatriate package for all employees of $1,279,110. The portion of such amount that relates to gross-ups for taxes is $888,034 and includes estimates of taxes reimbursable as part of the expatriate packages for fiscal year 2014 income. The tax cost is significant due to the Singapore tax on equity under the deemed exercise rule. We anticipate a portion of such tax amount will be recovered over the next few years. Mr. Kulaszewicz’s international assignment ended June 2014 and he returned to Milwaukee, Wisconsin.

(4)

This column includes payment for patent services paid during fiscal 2014.

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Grants of Plan-Based Awards Table

The following table provides information about equity and non-equity awards made to the named executive officers in fiscal 2014.

Name	Grant Type	Grant Date(3)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards(4): Number of Shares of Stock or Units (#)	All Other Option Awards(5): Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(6) ($ / Sh)	Grant Date Fair Value of Stock and Option Awards(7) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Keith D. Nosbusch	Incentive Compensation	12/4/2013	0	1,190,000	2,380,000
	Performance Shares	12/4/2013				0	14,950	29,900				1,621,776
	Restricted Shares	12/4/2013							5,290			576,028
	Stock Options	12/4/2013								68,000	108.89	2,309,280
Theodore D. Crandall	Incentive Compensation	12/4/2013	0	435,400	870,800
	Performance Shares	12/4/2013				0	3,900	7,800				423,072
	Restricted Shares	12/4/2013							1,380			150,268
	Stock Options	12/4/2013								17,800	108.89	604,488
Douglas M. Hagerman	Incentive Compensation	12/4/2013	0	361,313	722,626
	Performance Shares	12/4/2013				0	2,600	5,200				282,048
	Restricted Shares	12/4/2013							920			100,179
	Stock Options	12/4/2013								11,900	108.89	404,124
Frank C. Kulaszewicz	Incentive Compensation	12/4/2013	0	406,000	812,000
	Performance Shares	12/4/2013				0	3,900	7,800				423,072
	Restricted Shares	12/4/2013							1,380			150,268
	Stock Options	12/4/2013								17,800	108.89	604,488
Blake D. Moret	Incentive Compensation	12/4/2013	0	406,000	812,000
	Performance Shares	12/4/2013				0	3,900	7,800				423,072
	Restricted Shares	12/4/2013							1,380			150,268
	Stock Options	12/4/2013								17,800	108.89	604,488
(1)

These columns show the potential value of the cash payout for each named executive officer under the ICP for fiscal 2014 if the target and maximum goals are met. For each named executive officer, an incentive compensation target equal to a percentage of the individual’s base salary is set at the beginning of the year. Amounts shown are based on base salary at September 30, 2014. Actual incentive compensation payments under the plan may be higher or lower than the target based on financial, operating and individual performance. The Compensation Committee has discretion to change the amount of any award irrespective of whether the measures are met. Incentive compensation payments under the Senior ICP may not exceed 1% of our applicable net earnings (as defined in the plan).

(2)

These columns show the threshold, target and maximum payouts under performance shares awarded during fiscal year 2014. The payout in respect of these performance shares will be made in shares of our common stock and/or cash in an amount determined based on the total shareowner return of our common stock, assuming reinvestment of all dividends, compared to the performance of companies in the S&P 500 Index for the period from October 1, 2013 to September 30, 2016, if the individual continues as an employee until the third anniversary of the grant date (subject to provisions relating to the grantee’s death, disability or retirement or a change of control of the Company). The payouts will be at zero, the target amount and the maximum amount if our shareowner return is equal to or less than the 30th percentile, equal to the 60th percentile and equal to or greater than the 75th percentile of the total shareowner return of companies in the S&P 500 Index, respectively, over the applicable three-year period, with the payout interpolated for results between those percentiles. We use the 20-trading day average ending September 30 to determine the starting price and the final TSR. The potential value of a payout will fluctuate with the market value of our common stock.

(3)

In fiscal 2014 annual equity grants were made at the Compensation Committee meeting on December 4, 2013.

(4)

This column shows the number of shares of restricted stock granted in fiscal 2014 to the named executive officers. The restricted stock vests on December 4, 2016 (three years from the grant date), provided the individual is still employed by the Company on that date. Restricted stock owners are entitled to any cash dividends paid, but are not entitled to any dividends paid in shares until the restricted shares vest. Cash dividends are paid at the Company’s regular dividend rate. The grant date fair value of these awards was $108.89 per share computed in accordance with U.S. GAAP and the assumptions set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

(5)

This column shows the number of stock options granted in fiscal 2014 to the named executive officers under our 2012 Long-Term Incentives Plan. The options vest and become exercisable in three substantially equal installments beginning on December 4, 2014, one year after the grant date. The grant date fair value of these awards computed in accordance with U.S. GAAP was $33.96 per share. This amount was calculated using the Black-Scholes pricing model and the assumptions set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

(6)

This column shows the exercise price for stock options granted, which was the closing price of our common stock on December 4, 2013, the grant date of the options.

(7)

This column shows the aggregate grant date fair value of the performance share awards at target, which was based on $108.48 per share computed in accordance with U.S. GAAP and the assumptions set forth in note 10, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014. The aggregate grant date fair value of the performance share awards at two times the target number of shares was $3,243,552, $846,144, $564,096, $846,144, and $846,144 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret, respectively.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information about equity awards made to the named executive officers that are outstanding as of September 30, 2014.

Name	Grant Date	OPTION AWARDS(1)					STOCK AWARDS
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Keith D. Nosbusch	12/4/2013		68,000		108.89	12/4/2023	5,290	581,265	14,950	1,642,706
	12/6/2012	26,000	52,000		80.11	12/6/2022	6,120	672,466	15,220	1,672,374
	12/1/2011	67,866	33,934		74.14	12/1/2021	8,030	882,336	17,680	1,942,678
	12/7/2010	133,900			69.57	12/7/2020
	12/9/2009	178,600			46.16	12/9/2019
Theodore D. Crandall	12/4/2013		17,800		108.89	12/4/2023	1,380	151,634	3,900	428,532
	12/6/2012	6,633	13,267		80.11	12/6/2022	1,570	172,512	3,890	427,433
	12/1/2011	17,132	8,568		74.14	12/1/2021	2,030	223,056	4,460	490,065
	12/7/2010	35,300			69.57	12/7/2020
	12/9/2009	2,100			46.16	12/9/2019
	12/3/2008	25,467			29.37	12/3/2018
Douglas M. Hagerman	12/4/2013		11,900		108.89	12/4/2023	920	101,090	2,600	285,688
	12/6/2012	5,000	10,000		80.11	12/6/2022	1,180	129,658	2,920	320,850
	12/1/2011	12,999	6,501		74.14	12/1/2021	1,540	169,215	3,380	371,394
	12/7/2010	26,800			69.57	12/7/2020
	12/9/2009	9,500			46.16	12/9/2019
Frank C. Kulaszewicz	12/4/2013		17,800		108.89	12/4/2023	1,380	151,634	3,900	428,532
	12/6/2012	400	14,600		80.11	12/6/2022	1,720	188,994	4,270	469,188
	12/1/2011	866	6,068		74.14	12/1/2021	1,440	158,227	3,160	347,221
	4/1/2011	2,434			97.00	4/1/2021
	12/7/2010	3,200			69.57	12/7/2020
	12/9/2009	4,367			46.16	12/9/2019
	12/3/2008	6,500			29.37	12/3/2018
Blake D. Moret	12/4/2013		17,800		108.89	12/4/2023	1,380	151,634	3,900	428,532
	12/6/2012	7,300	14,600		80.11	12/6/2022	1,720	188,994	4,270	469,188
	12/1/2011	12,132	6,068		74.14	12/1/2021	1,440	158,227	3,160	347,221
	4/1/2011	9,000			97.00	4/1/2021
	12/7/2010	7,400			69.57	12/7/2020
(1)

All options vest 1/3 per year beginning on the first anniversary of the grant date (subject to provisions related to the grantee’s death, retirement or a change of control).

(2)

All restricted stock vests in full on the third anniversary of the grant date (subject to provisions related to the grantee’s death, retirement or a change of control).

(3)

The market value of the stock awards is based on the closing market price of our common stock as of September 30, 2014, which was $109.88.

(4)

This column shows the target number of performance shares outstanding. The payout can be from 0 to 200% of the target as described in footnote 2 to the Grants of Plan-Based Awards Table. All performance shares will vest and be paid out on the third anniversary of the grant date (subject to provisions relating to the grantee’s death, disability or retirement or a change of control). The performance shares awarded on December 1, 2011 were earned at 187% of target. The Compensation Committee approved at its November 2014 meeting the payout of such performance shares in shares of our common stock, which resulted in the following number of shares being delivered to the named executive officers:

Name	Shares of Common Stock Delivered in Respect of Performance Shares Awarded on December 1, 2011 and Vested on December 1, 2014
Keith D. Nosbusch	33,062
Theodore D. Crandall	8,340
Douglas M. Hagerman	6,321
Frank C. Kulaszewicz	5,909
Blake D. Moret	5,909

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Option Exercises and Stock Vested Table

The following table provides additional information about stock option exercises and shares acquired upon the vesting of stock awards, including the value realized, during the fiscal year ended September 30, 2014 by the named executive officers.

Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Keith D. Nosbusch	462,411	33,031,758	35,324	3,945,691
Theodore D. Crandall	108,667	7,228,261	9,234	1,031,438
Douglas M. Hagerman	115,305	7,553,541	7,004	782,347
Frank C. Kulaszewicz	20,333	849,356	3,526	407,126
Blake D. Moret	9,100	713,292	3,166	369,936
(1)

Messrs. Nosbusch, Crandall, and Hagerman retained 1,400, 1,450, and 1,450 shares, respectively.

(2)

Based on the closing price of our common stock on the NYSE on the exercise date or vesting date, as applicable.

Pension Benefits Table

The following table shows the present value of accumulated benefits as of September 30, 2014 payable to the named executive officers under the Rockwell Automation Pension (Qualified) Plan and Rockwell Automation Pension (Non-Qualified) Plan based on the assumptions described in Footnote 1 to this table.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Keith D. Nosbusch	Rockwell Automation Pension (Qualified) Plan	40	1,898,027	-
	Rockwell Automation Pension (Non-Qualified) Plan	40	19,765,281	-
Theodore D. Crandall(2)	Rockwell Automation Pension (Qualified) Plan	28	1,026,967	-
	Rockwell Automation Pension (Non-Qualified) Plan	28	3,585,719	-
Douglas M. Hagerman	Rockwell Automation Pension (Qualified) Plan	10	310,207	-
	Rockwell Automation Pension (Non-Qualified) Plan	10	968,110	-
Frank C. Kulaszewicz	Rockwell Automation Pension (Qualified) Plan	29	745,031	-
	Rockwell Automation Pension (Non-Qualified) Plan	29	1,141,043	-
Blake D. Moret	Rockwell Automation Pension (Qualified) Plan	30	807,326	-
	Rockwell Automation Pension (Non-Qualified) Plan	30	1,334,845	-
(1)

These amounts have been determined using the assumptions set forth in note 11, Retirement Benefits, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, and represent the accumulated benefit obligation for benefits earned to date, based on age, service and earnings through the measurement date of September 30, 2014.

(2)

Mr. Crandall is eligible to participate in our Supplemental Retirement Plan for Certain Senior Executives, which is a closed plan. Participants are eligible for this benefit at Normal Retirement, if eligible for Disability pension benefits as described below, or if permitted to retire early by action of the President or CEO if such individual also commences early retirement at that time under the Qualified Pension Plan. If eligible, the September 30, 2014 present value of benefits from this plan would be $628,687 for Mr. Crandall.

The named executive officers participate in two pension plans with the same requirements/benefits as other employees: the Rockwell Automation Pension Plan (the Qualified Pension Plan), which is qualified under the Internal Revenue Code, and the Rockwell Automation Non-Qualified Pension Plan (the Non-Qualified Pension Plan), which is an unfunded, non-tax-qualified plan. The Qualified Pension Plan provides retirement benefits to nearly all U.S. employees of the Company hired before July 1, 2010. The Qualified Pension Plan and the Non-Qualified Pension Plan were closed to entrants hired or re-hired on or after July 1, 2010. In place of becoming a participant in the Qualified Pension Plan and/or the Non-Qualified Pension plan, employees hired or re-hired on or after July 1, 2010, will be eligible for a non-elective contribution (the “NEC”) in the Qualified and/or Non-Qualified Savings Plan. The NEC is based on a combination of age and service and the percentage contribution is outlined in the Non-Qualified Savings Plan section below. The NEC formula is the same for both the Qualified Savings Plan and the Non-Qualified Savings Plan.

The Non-Qualified Pension Plan provides benefits that may not be paid from the Qualified Pension Plan due to limitations imposed by the Internal Revenue Code on qualified plan benefits. Non-Qualified Pension Plan benefits are provided to any U.S. salaried employee whose benefits are affected by these limits. Our policy with respect to funding our pension obligations is to fund at least the minimum amount required by applicable laws and governmental regulations. We maintain a rabbi trust for our non-qualified plans, including the Non-Qualified Pension Plan, which we will fund in the event there is a change of control of the Company.

Effective January 1, 2011, the pension plans were amended to allow participants to elect a lump sum payment instead of an annuity option offered under the plans. The present values in the above table are determined based on assumptions required by SEC rules, which are different from those used to calculate the lump sum payment under the plans. Note that due to Internal Revenue Code Section 409A regulations, if a named executive officer elected to receive his benefit from the Non-Qualified Plan in the form of a lump sum, he would not be eligible to receive the lump sum payment for at least five years.

For employees hired before July 1, 2010, benefits provided by both the Qualified Pension Plan and the Non-Qualified Pension Plan have the same requirements for vesting, which occurs at five years of service. Benefits in both plans are determined using the same formula. Named executive officers do not receive any additional service or other enhancements in determining the form, timing or amount of their benefits.

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Normal retirement benefits

•

Normal retirement benefits are payable at age 65 with five years of service.

Early retirement with reduced benefits

•

Reduced early retirement benefits after 10 years of service are payable at the earlier of either:

–

age 55 or older; or

–

75 or more points (age plus credited service equals or exceeds 75).

The reduction for early retirement benefits is determined using an actuarial equivalence with an applicable interest rate and mortality table. Currently, Messrs. Crandall, Kulaszewicz, and Moret have met the eligibility requirements for early retirement with a reduced benefit. Mr. Nosbusch has met the eligibility requirements for early retirement with an unreduced benefit.

•

An optional early distribution was added to the Qualified Pension Plan starting January 1, 2014, for those who do not meet early or normal retirement eligibility described above. The reduction in benefits is determined using an actuarial equivalence with the applicable interest rate and mortality table as used for lump sum calculations.

Pension plan formula

•

Pension plan benefits are payable beginning at a named executive officer’s normal retirement date and are determined by the following formula:

–

Two-thirds (66 2/3%) of the participant’s average monthly earnings up to $1,666.67;

–

Multiplied by a fraction, not to exceed 1.00, the numerator of which is the participant’s years of credited service, including fractional years, and the denominator of which is thirty-five (35);

–

Plus 1.50% of the participant’s average monthly earnings in excess of $1,666.67 times the participant’s years of credited service, including fractional years, up to a maximum of thirty-five (35) years;

–

Plus 1.25% of the participant’s average monthly earnings in excess of $1,666.67 times the participant’s years of credited service, including fractional years, in excess of thirty-five (35) years;

–

Less 50% of primary Social Security benefit times a fraction not to exceed 1.00, the numerator of which is the participant’s years of credited service, including fractional years, and the denominator of which is thirty-five (35).

Average monthly earnings represent the monthly average of the participant’s pensionable earnings for the highest five calendar years during the last 10 calendar years while the participant was actively employed. A participant’s earnings used for calculating pension plan benefits (pensionable earnings) include base salary and annual incentive compensation awards. Awards of stock options, restricted stock, performance shares and performance-based long-term cash awards, and all other cash awards are not considered when determining pension benefits.

Disability pension benefits

Disability pension benefits are available under the Qualified Pension Plan and the Non-Qualified Pension Plan to active employees before age 65 upon total and permanent disability if the participant has at least 15 years of credited service or at least 10 years of credited service with 70 points or more (age plus credited service is equal to or greater than 70). The benefit is generally calculated in the same manner as the normal retirement benefit.

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Pension benefits payable to beneficiaries upon death of a participant

•

Pension benefits under the Qualified Pension Plan and the Non-Qualified Pension Plan are payable to the participant’s beneficiaries upon the death of the participant while eligible for normal or early retirement.

•

The surviving spouse will receive a monthly lifetime benefit calculated as if the participant retired and elected the 50% surviving spouse option.

•

If the participant dies after starting to receive benefits, the benefit payments are processed in accordance with the benefit option selected.

•

If the retiree has started monthly pension benefit payments, the beneficiary is eligible for a lump-sum death benefit equal to $150 per year of credited service up to $5,250.

•

If the participant dies before he or she is eligible for early retirement, pension benefits may begin in the month following the date the participant would have attained earliest retirement date; otherwise they may begin in the month following the date of death.

•

If the participant elects the lump sum payment option and the lump sum payment is made, no further benefits are provided to the beneficiary or surviving spouse upon death of the participant.

Non-Qualified Deferred Compensation

The following table provides information on our non-qualified defined contribution and other non-qualified deferred compensation plans in which all eligible U.S. salaried employees, including the named executive officers, participate, which consist of the following:

Rockwell Automation Non-Qualified Savings Plan (the Non-Qualified Savings Plan)

Our U.S. employees, including the named executive officers, whose earnings exceed certain applicable federal limitations on compensation that may be recognized under our Qualified Savings Plan, are entitled to defer earnings on a pre-tax basis to the Non-Qualified Savings Plan. Company matching contributions that cannot be made to the Qualified Savings Plan due to applicable federal tax limits are also made to the Non-Qualified Savings Plan. Under the Qualified Savings Plan, we match half up to 6% of the employee’s eligible earnings contributed to the Plan each pay period, subject to a maximum amount of earnings under applicable federal tax regulations. Earnings under the Non-Qualified Savings Plan are credited to participant accounts on a daily basis in the same manner as under the Qualified Savings Plan. Investment options are selected by the participant, may be changed daily, and include the same fund and Company stock investments that are offered by the Qualified Savings Plan. No preferential interest or earnings are provided under the Non-Qualified Savings Plan. Account balances under the Non-Qualified Savings Plan are distributed in a lump-sum cash payment within 60 days after the end of the month occurring six months after the employee terminates employment or retires.

In addition to the Company matching contributions, a non-elective contribution (NEC) is provided for employees hired or rehired on or after July 1, 2010. If employed on the last day of the year, eligible employees receive an annual NEC benefit equal to eligible pay multiplied by a percentage based on “points”, which equal the sum of age and years of service as of each December 31 and based on the following chart. The NEC is provided by the end of the first quarter of the following year.

Total Points (Age + Years of Service as of 12/31)	Percentage of Pay Contributed as NEC
<40	3.00%
40-59	4.00%
60-79	5.00%
80+	7.00%

All NEOs were hired before July 1, 2010 and are not eligible for NEC.

Rockwell Automation Deferred Compensation Plan (the Deferred Compensation Plan)

Our U.S. salaried employees in career band E, including the named executive officers, may elect annually to defer up to 50% of base salary and up to 100% of their annual incentive compensation award to the Deferred Compensation Plan.

Matching. For participants who defer base salary to the plan, we provide a matching contribution equal to what we would have contributed to the Qualified Savings Plan or Non-Qualified Savings Plan for the deferred amounts.

Distribution elections

•

For contributions before 2005. Participants could opt to receive the deferred amounts on a specific date, at retirement, or in installments up to 15 years following retirement. Participants may make a one-time change of distribution election or timing (at least one year before payments would otherwise begin).

•

Contributions after January 1, 2005. Participants may elect either a lump-sum distribution at termination of employment or installment distributions for up to 15 years following retirement. Participants may make a one-time change of the distribution election or timing (at least one year before payments would otherwise begin), provided that the changed distribution cannot begin until five years after the original distribution date.

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Timing of distributions

•

For contributions before 2005. We make distributions within the first 60 days of a calendar year.

•

For contributions after January 1, 2005. We make distributions beginning in July of the year following termination or retirement. Ongoing installment payments are made in February of each year.

Earnings on deferrals. Participants select investment measurement options, including hypothetical fund investments that correspond to those offered by the Qualified Savings Plan, excluding the Company’s stock. Investment measurement options may be changed daily. Earnings are credited to participant accounts on a daily basis in the same manner as under the Qualified Savings Plan. No preferential interest or earnings are provided under the Deferred Compensation Plan.

Rockwell Automation Deferred Compensation Plan (the Old Plan)

Of the named executive officers, only Mr. Crandall participates in the Old Plan, which is a closed plan. Participants were only permitted to defer incentive compensation to this plan. Distributions are made annually in January; however, if a participant is considered a “key employee” under the terms of the Internal Revenue Code, there may be a six-month delay in the commencement of distributions. The plan provides an interest rate that is one-twelfth of the annual interest rate for quarterly compounding that is 120% of the applicable Federal long-term monthly rate for the three-month period ending on the last day of each calendar year quarter. The interest is applied to participant accounts quarterly on the last business day of the quarter.

We maintain a rabbi trust for our non-qualified plans, including the Non-Qualified Savings Plan and deferred compensation plans, which we will fund in the event there is a change of control of the Company.

Non-Qualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(4) ($)
Keith D. Nosbusch	74,030	27,762	256,669	–	2,209,631
Theodore D. Crandall	28,986	10,870	102,545	–	1,138,608
Douglas M. Hagerman	220,911	9,508	270,637	–	2,603,316
Frank C. Kulaszewicz	12,403	6,201	3,444	–	62,514
Blake D. Moret	18,523	9,261	4,622	–	90,423
(1)

These amounts include contributions made by each named executive officer to the Non-Qualified Savings Plan, and for Mr. Hagerman to the Deferred Compensation Plan. These amounts are also reported in the “Salary” column in the Summary Compensation Table.

(2)

These amounts represent Company matching contributions for each named executive officer under the Non-Qualified Savings Plan. These amounts are also reported in the “All Other Compensation” column in the Summary Compensation Table and as part of the “Value of Company Contributions to Savings Plans” column in the All Other Compensation Table.

(3)

These amounts include earnings (losses), dividends and interest provided on current contributions and existing balances, including the change in value of the underlying investment options in which the named executive officer is deemed to be invested. These amounts are not reported in the Summary Compensation Table as compensation.

(4)

These amounts represent each named executive officer’s aggregate balance in the Non-Qualified Savings Plan, for Mr. Hagerman in the Deferred Compensation Plan, and for Mr. Crandall in the Deferred Compensation Plan and the “Old” Deferred Compensation Plan, in each case at September 30, 2014. The numbers also include the contributions made by each named executive officer to the Non-Qualified Savings Plan and Deferred Compensation Plan, which are also reported in the “Salary” column of the Summary Compensation Table, and the Company matching contributions, which are also reported in the “All Other Compensation” column in the Summary Compensation Table for each fiscal year. The amounts included in the Summary Compensation Table for fiscal 2012 for Messrs. Nosbusch, Crandall, and Kulaszewicz are $96,272, $37,297, and $7,785, respectively; and for fiscal 2013 for Messrs. Nosbusch, Crandall, Kulaszewicz, and Moret are $99,032, $38,452, $16,791, and $23,324, respectively; and for fiscal 2014 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewciz, and Moret are $101,792, $39,855, $18,604, $230,419, and $27,784, respectively.

Potential Payments Upon Termination or Change of Control

The tables and narrative below describe and quantify compensation that would become payable to the named executive officers under existing plans and arrangements if the named executive officer’s employment had terminated on September 30, 2014 for the reasons set forth below. We do not have employment agreements with the named executive officers, but do have change of control agreements with Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret and certain other officers. There are two main purposes of these agreements.

1.

They provide protection for the executive officers who would negotiate any potential acquisitions of the Company, thus encouraging them to negotiate a good outcome for shareowners, without concern that their negotiating stance will put at risk their financial situation immediately after an acquisition.

2.

The agreements seek to ensure continuity of business operations during times of potential uncertainty, by removing the incentive to seek other employment in anticipation of a possible change of control.

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In short, the change of control agreements seek to ensure that we may rely on key executives to continue to manage our business consistent with our best interests despite concerns for personal risks. We do not believe these agreements encourage our executives to favor or oppose a change of control. We believe these agreements strike a balance that the amounts are neither so low to cause an executive to oppose a change of control nor so high as to cause an executive to favor a change of control. In addition, in the past we at times have entered into severance arrangements with executive officers upon termination of their employment, with the terms and conditions depending on the individual circumstances of the termination, the transition role we expect from the officer and our best interests. The information set forth below does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees upon termination of employment, including unused vacation pay, distributions of balances under savings and deferred compensation plans and accrued pension benefits. The information set forth below also does not include any payments and benefits that may be provided under severance arrangements that may be entered into with any named executive officer upon termination of their employment.

We have change of control agreements with Mr. Nosbusch and each of the other named executive officers and certain other officers. These agreements become effective if there is a change of control before October 1, 2016. Each agreement provides for the continuing employment of the executive for two years after the change of control on conditions no less favorable than those in effect before the change of control. If the executive’s employment is terminated by us without “cause” or if the executive terminates his employment for “good reason” within that two year period, each agreement entitles the executive to:

•

severance benefits payable as a lump sum equal to two times (three times in the case of Mr. Nosbusch) his annual compensation, including target ICP;

•

annual ICP payment prorated through the date of termination payable as a lump sum, based upon the average of the previous three years’ ICP payments; and

•

continuation of other benefits and perquisites for two years (three years in the case of Mr. Nosbusch).

The agreements do not include a provision that entitles the executives to receive tax gross-ups related to any excise tax imposed on change of control agreements. In each change of control agreement, the executive agreed to certain confidentiality provisions.

Under the change of control agreements, a change of control would include any of the following events:

•

any “person”, as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act, acquires 20 percent or more of our outstanding voting securities;

•

a majority of our directors are replaced by persons who are not endorsed by a majority of our directors;

•

we are involved in a reorganization, merger, sale of assets or other business combination that results in our shareowners owning 50% or less of our outstanding shares or the outstanding shares of the resulting entity; or  shareowners approve a liquidation or dissolution of the Company.

The following table provides details with respect to potential post-employment payments to the named executive officers under our change of control agreements in the event of separation due to a change of control of the Company, assuming a termination covered by the change of control agreement occurred on September 30, 2014.

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)
Keith D. Nosbusch	8,240,233	10,221,986	0	73,027	0	100,000	18,635,246
Theodore D. Crandall	2,504,300	2,612,033	0	38,636	0	100,000	5,254,969
Douglas M. Hagerman	2,209,958	1,919,722	0	35,282	0	100,000	4,264,962
Frank C. Kulaszewicz	2,322,367	2,412,929	0	33,626	0	100,000	4,868,922
Blake D. Moret	2,298,233	2,412,929	0	33,626	0	100,000	4,844,788
(1)

This column includes the severance value, which is base salary plus target annual ICP multiplied by three for Mr. Nosbusch, and multiplied by two for Messrs. Crandall, Hagerman, Kulaszewicz, and Moret. In the year of termination, the executive is also entitled to receive a prorated ICP payout based on the average of the previous three years’ ICP payment (fiscal years 2012, 2013 and 2014). These amounts are $1,100,233, $389,500, $331,133, $350,367 and $326,233 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret, respectively.

(2)

Upon a change of control of the Company and, in the case of awards granted after February 2, 2010, if (1) the executive’s awards are assumed or substituted with comparable awards by the surviving Company in the change of control and such executive’s employment is terminated within two years of the change of control for certain specified reasons or (2) the executive’s awards are not assumed or substituted with comparable awards by the surviving Company in the change of control, all outstanding stock options would become fully exercisable; the restrictions on all shares of restricted stock would lapse; and grantees of performance shares would be entitled to a performance share payout equal to 100% of the target shares.

The following represents the value of unvested equity awards had a change of control occurred on September 30, 2014, using the fiscal year end price of $109.88.

Name	Unvested Stock Options($)	Unvested Restricted Stock($)	Performance Shares($)
Keith D. Nosbusch	2,828,161	2,136,067	5,257,758
Theodore D. Crandall	718,801	547,202	1,346,030
Douglas M. Hagerman	541,827	399,963	977,932
Frank C. Kulaszewicz	669,134	498,855	1,244,940
Blake D. Moret	669,134	498,855	1,244,940
(3)

Amounts do not include perquisite values for Mr. Kulaszewicz's international assignmmmmment. See the All Other Compensation Table for additional information.

(4)

Agreements do not include a provision that entitles the executives to receive tax gross-ups related to any excise tax imposed on change of control agreements.

(5)

Estimated value of outplacement services.

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The following table sets forth the treatment of equity-based awards upon termination of employment for the following reasons:

Reason	Options	Restricted Stock	Performance Shares(5)
Voluntary — Other than retirement(1)	Vested — can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires Unvested — forfeited	Unearned shares forfeited	Unearned shares forfeited
Voluntary — Retirement(2)

If retirement occurs 12 months or more after grant date, unvested options continue to vest; otherwise all unvested options are forfeited. Vested options can be exercised until the earlier of (i) five years after retirement or (ii) the date the option expires

If retirement occurs 12 months or more after grant date and before the end of the restriction period, pro rata shares earned at retirement. If retirement occurs before 12 months after the grant date, all unearned shares forfeited

If retirement occurs 12 months or more after grant date and before the end of the performance period, pro rata shares earned at the end of the performance period. If retirement occurs before 12 months after the grant date, all unearned shares forfeited

Involuntary — Cause(1)	Vested — forfeited Unvested — forfeited	Unearned shares forfeited	Unearned shares forfeited
Involuntary — Not for cause(1)

Vested — can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires

Unvested — continue to vest during salary continuation period; if vesting occurs in that period, can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires; remaining unvested options forfeited

		Unearned shares forfeited	Unearned shares forfeited
Death(3)	All options vest immediately and can be exercised until the earlier of (i) three years after death or (ii) the date the option expires	All restrictions lapse	Shares earned on a pro rata basis at the end of the performance period
Disability(4)

Vested — can be exercised until the earlier of (i) three months after the employee’s last date on payroll or (ii) the date the option expires

Unvested — continue to vest during salary continuation period; if vesting occurs in that period, can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires; remaining unvested options forfeited

		If disability continues for more than six months, all restrictions lapse	If disability continues for more than six months, pro rata shares earned at the end of the performance period
(1)

Assuming a termination as of September 30, 2014, the NEOs would not receive any additional equity value in connection with voluntary terminations (other than retirement) or involuntary terminations (whether or not for cause).

(2)

The value of the prorated restricted stock that is vested on an accelerated basis assuming a retirement as of September 30, 2014 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret would be $1,398,693, $356,396, $265,819, $305,214, and $305,214, respectively.

(3)

The value of the unvested stock options and restricted stock that are vested on an accelerated basis assuming a termination as a result of death as of September 30, 2014 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret would be $4,964,228, $1,266,003, $941,790, $1,167,989 and $1,167,989, respectively.

(4)

The value of the unvested restricted stock that is vested on an accelerated basis assuming a termination as a result of disability as of September 30, 2014 for Messrs. Nosbusch, Crandall, Hagerman, Kulaszewicz, and Moret would be $2,136,067, $547,202, $399,963, $498,855 and $498,855, respectively.

(5)

In the case of assumed terminations for retirement, death or disability as of September 30, 2014, the value of the vesting of pro rata performance shares is not determinable in such instances as the payout will be determined at the end of the applicable performance period.

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PROPOSAL TO APPROVE THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of Deloitte & Touche LLP (D&T) as our independent registered public accounting firm for the fiscal year ending September 30, 2015, subject to the approval of the shareowners. D&T and its predecessors have acted as our independent registered public accounting firm since 1934. The Committee reviews all non-audit services that D&T may provide, conducts regular private sessions with D&T and annually evaluates the qualifications, performance and independence of D&T, including the lead partner. In addition, Company policy restricts the hiring of individuals who have been employed by D&T until after a two year “cooling off” period. We understand the need to maintain D&T’s independence both in appearance and in fact.

Before the Audit Committee selected D&T, it carefully considered the independence and qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing. We expect that representatives of D&T will attend the Annual Meeting to answer appropriate questions and make a statement if they desire to do so.

Audit Fees

The following table sets forth the aggregate fees for services provided by D&T for the fiscal years ended September 30, 2014 and 2013 (in millions), all of which were approved by the Audit Committee:

	Year Ended September 30,
	2014	2013
Audit Fees
Integrated Audit of Consolidated Financial Statements and Internal Control over Financial Reporting	$3.40	$3.43
Statutory Audits	2.26	2.22
Audit-Related Fees*	0.13	0.20
Tax Fees
Compliance	0.00	0.00
All Other Fees**	0.01	0.00
TOTAL	$5.80	$5.85
*

Audit-related services primarily relate to non-US employee benefit plan audits as well as to other compliance services.

**

Other fees include a license for an accounting research tool and review services for our conflict minerals certification report.

The Audit Committee considered and determined that the non-audit services provided by D&T were compatible with maintaining the firm’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work performed by D&T and audit services performed by other independent public accounting firms. The Audit Committee pre-approves all audit (including audit-related) services provided by D&T and others and permitted non-audit services provided by D&T in accordance with its pre-approval policies and procedures.

The Audit Committee annually approves the scope and fee estimates for the year-end audit, statutory audits and employee benefit plan audits for the next fiscal year. With respect to other permitted services to be performed by our independent registered public accounting firm, the Audit Committee has adopted a policy pre-approving certain categories and specific types of audit and non-audit services that may be provided by our independent registered public accounting firm on a fiscal year basis, subject to individual and aggregate monetary limits. The policy requires the Company’s Controller or Chief Financial Officer to pre-approve the terms and conditions of any engagement under the policy. The Audit Committee must specifically approve any proposed engagement for an audit or non-audit service that does not meet the guidelines of the policy. The Audit Committee also authorized the Chair of the Committee to pre-approve any individual service not covered by the general pre-approval policy, with any such approval reported by the Chair at the next regularly scheduled meeting of the Committee. The Audit Committee annually reviews and approves the categories of pre-approved services and monetary limits under the pre-approval policy. The Company’s Controller reports to the Audit Committee regarding the aggregate fees charged by D&T and other public accounting firms compared to the pre-approved amounts, by category.

The Board of Directors recommends that you vote “FOR” the proposal to approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm, which is presented as item (b).

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PROPOSAL TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

A proposal will be presented at the meeting asking shareowners to approve on an advisory basis the compensation of our named executive officers as described in this proxy statement.

Why You Should Approve our Executive Compensation Programs

Our compensation philosophy is designed to attract and retain executive talent and emphasize pay for performance, including the creation of shareowner value. Our compensation programs include base salary, annual incentive compensation, long-term incentives, defined benefit and defined contribution retirement plans and a limited perquisite package. We encourage shareowners to read the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis (CD&A) and compensation tables, for a more detailed discussion of our compensation programs and policies. We believe our compensation programs and policies are appropriate and effective in implementing our compensation philosophy and in achieving our goals with the appropriate level of risk, and that they are aligned with shareowner interests and worthy of continued shareowner support.

We believe that shareowners should consider the following in determining whether to approve this proposal.

Compensation Program is Highly Aligned with Shareowner Value

A significant portion of our executives’ compensation is directly linked to our performance and the creation of shareowner value because the majority of their Total Direct Compensation is in the form of performance-based annual and long-term incentive awards. Our long-term incentive awards consist of three vehicles: stock options, performance shares and restricted stock. We believe this mix appropriately motivates long-term performance and rewards executives for both absolute gains in share price and relative performance related to total shareowner return compared to the aggregate performance of the S&P 500 Index.

Strong Pay-for-Performance Orientation

Incentive Compensation Plan (ICP) awards are aligned with our performance:

We maintain a consistent pay-for-performance approach to setting ICP targets and payouts over time have reflected this philosophy. The past five years illustrate the consistent application of this philosophy. ICP awards were above target in fiscal 2010 and fiscal 2011 because we significantly exceeded our financial goals in those years. Despite record sales and earnings per share for fiscal 2012 through 2014, we did not meet all the goals set at the beginning of those years. ICP awards were below target for fiscal 2012 and 2013, and slightly above target for fiscal 2014.

Alignment with Shareowner Concerns

We seek to align our compensation programs with best practices that address shareowner concerns.

•

No tax gross-ups on personal liability insurance, the FICA tax due on the Company’s matching contributions to non-qualified plans, and on excise tax imposed on change of control agreements benefits.

•

Very limited perquisite package: We offer very limited perquisites.

•

No employment contracts: We do not have employment contracts with any of our named executive officers.

•

No repricing: Our long-term incentives plan expressly prohibits repricing or exchanging equity awards.

•

No hedging or pledging of Rockwell Automation securities.

•

No golden parachutes for NEOs.

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Compensation Program Has Appropriate Long-Term Orientation

Our compensation programs and policies have a long-term focus.

•

Minimum vesting for equity awards: We encourage a long-term orientation by our executives by using minimum vesting of one-third per year over three years for options and three years for restricted stock and performance shares (one year for executives that elect retirement during the performance period).

•

Officers are subject to stock ownership requirements: We have stock ownership requirements for officers that align the interests of officers with the interests of shareowners. The CEO must own stock with a value of five times his base salary and each senior vice president must own stock with a value of three times his or her salary. These requirements must be met within five years of becoming an officer. If officers do not meet the ownership requirements, they may not sell shares and must retain the shares received (on a net after-tax and transaction cost basis) from any option exercises and restricted stock and performance share lapses.

Compensation Committee Stays Current on Best Practices

The Compensation Committee has engaged a compensation consultant, Towers Watson, to provide independent advice on compensation trends and market information and to advise the Committee as it reviews and approves executive compensation matters pursuant to its Charter. In addition, Towers Watson regularly updates our Board and the Compensation Committee on executive compensation emerging practices and trends.

Summary of Good Governance and Risk Mitigating Factors

•

Use of multiple balanced metrics: We use multiple metrics in our ICP and multiple vehicles in our long-term incentives plan grants. The metrics in the ICP include an appropriate balance between corporate and business segment performance and between earnings, sales growth, and cash flow.

•

Limited ICP payouts: The Committee has never used its discretion to adjust ICP awards over 200% of target, limiting excessive awards for short-term performance.

•

Balanced pay mix: The mix of pay is balanced between annual and long-term, with an emphasis on long-term performance.

•

Multiple-year vesting of long-term incentives: Long-term incentive awards do not fully vest until at least three years after the grant.

•

Stock ownership policy: We require executives to own a significant amount of the Company’s stock.

•

Third party audits of financial performance: The Committee uses audited financial results to determine payouts in our Senior ICP and performance share plan.

•

Use of claw-back provisions: We entered into agreements with and have a recoupment policy covering Mr. Nosbusch as CEO and Mr. Crandall as CFO with respect to the reimbursement (or claw-back) for any incentive- or equity-based compensation if we are required to restate any financial statements due to a material non-compliance with any financial reporting requirement under the securities laws.

The following resolution will be submitted for a shareowner vote at the 2015 Annual Meeting:

“RESOLVED, that the shareowners of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers listed in the 2014 Summary Compensation Table included in the proxy statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section entitled “Executive Compensation”, including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures set forth under that section.”

We are providing our shareowners with an advisory vote on our executive compensation as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. This advisory vote on the compensation of our named executive officers gives shareowners another mechanism to convey their views about our compensation programs and policies. Although your vote on executive compensation is not binding on the Company, the Board values the views of shareowners. The Board and Compensation Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

The Board of Directors recommends that you vote “FOR” the proposal to approve the compensation of our named executive officers, which is presented as item (c).

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PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR A MAJORITY VOTE STANDARD IN UNCONTESTED DIRECTOR ELECTIONS

The Board of Directors proposes and recommends that shareowners approve an amendment to the Company’s certificate of incorporation to provide that, in uncontested elections, directors are elected by an affirmative vote of the majority of the votes cast. Our certificate of incorporation currently provides that directors are elected by a plurality of votes cast, subject to the majority vote policy set forth in our Guidelines on Corporate Governance, which requires a director who receives more votes “withheld” than votes “for” to submit his or her resignation to the Board for consideration. While the Company in effect has a majority vote standard for director elections, we understand and support the interest of shareowners in adopting a formal majority vote standard in the Company’s certificate of incorporation.

If this proposal is approved by the requisite vote of shareowners, the second paragraph of Article SEVENTH of the Company’s certificate of incorporation will be amended in its entirety to read as follows:

“The directors, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock, as provided herein or in any Preferred Stock Designation, shall be divided into three classes, as nearly equal in number as possible. One class of directors shall be initially elected for a term expiring at the annual meeting of shareowners to be held in 1997, another class shall be initially elected for a term expiring at the annual meeting of shareowners to be held in 1998, and another class shall be initially elected for a term expiring at the annual meeting of shareowners to be held in 1999. Members of each class shall hold office until their successors are elected and shall have qualified. At each annual meeting of the shareowners of the Corporation, commencing with the 1997 annual meeting, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareowners held in the third year following the year of their election. In an uncontested election of directors at any meeting of shareowners, each director shall be elected by an affirmative vote of the majority of the votes cast with respect to the director at such meeting.  In a contested election of directors at any meeting of shareowners, each director shall be elected by a plurality vote of the shares represented at such meeting and entitled to vote on the election of directors. For purposes hereof, (i) a majority of the votes cast with respect to the director means the number of votes for the director exceeds the number of votes withheld from the director and (ii) an election of directors will be considered contested if, as of the record date for the applicable annual meeting of shareowners, there are more nominees for election than positions on the Board of Directors to be filled by election at the meeting. All other elections of directors will be considered uncontested.”

If this proposal is approved by the requisite vote of shareowners, the Company will promptly prepare and file with the Secretary of State of the State of Delaware a certificate of amendment to effect the amendment to provide for majority voting in uncontested director elections and the Board will make conforming changes to its Guidelines on Corporate Governance and the Company’s by-laws.

The Board of Directors recommends a vote “FOR” this proposal to amend the Company’s certificate of incorporation as set forth above, which is presented as item (d).

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OTHER MATTERS

The Board of Directors does not know of any other matters that may be presented at the meeting. Our by-laws required notice by November 6, 2014 for any matter to be brought before the meeting by a shareowner. In the event of a vote on any matters other than those referred to in the accompanying Notice of 2015 Annual Meeting of Shareowners, proxies in the accompanying form will be voted in accordance with the judgment of the persons voting such proxies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership of our common stock on Forms 3, 4 and 5 with the SEC and the NYSE.

Based on our review of the copies of such forms that we have received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, we believe that all our officers, directors and greater than ten percent beneficial owners complied with applicable SEC filing requirements during fiscal 2014.

ANNUAL REPORT

Our Annual Report to Shareowners, including the Annual Report on Form 10-K, financial statements and financial statement schedules, for the fiscal year ended September 30, 2014, was mailed with this proxy statement to shareowners who received a printed copy of this proxy statement. A copy of our Annual Report is available on the Internet as set forth in the Notice of Internet Availability of Proxy Materials.

We will send a copy of our Annual Report on Form 10-K to any shareowner without charge upon written request addressed to:

Rockwell Automation, Inc.

Shareowner Relations, E-7F19

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

+1 (414) 382-8410

SHAREOWNER PROPOSALS FOR 2016 ANNUAL MEETING

If a shareowner wants to submit a proposal for possible inclusion in our proxy statement for the 2016 Annual Meeting of Shareowners, the proposal must be received by the Office of the Secretary at our global headquarters, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA by August 21, 2015. In addition, if a shareowner wants to propose any matter for consideration of the shareowners at the 2016 Annual Meeting of Shareowners, including director nominations, our by-laws require the shareowner to notify our Secretary in writing at the address listed in the preceding sentence on or after October 6, 2015 and on or before November 5, 2015. If the number of directors to be elected to the Board at the 2016 Annual Meeting of Shareowners is increased and we do not make a public announcement naming all of the nominees for director or specifying the increased size of the Board on or before October 26, 2015, a shareowner proposal with respect to nominees for any new position created by such increase will be considered timely if received by our Secretary not later than the tenth day following our public announcement of the increase. The specific requirements and procedures for shareowner proposals to be presented directly at an annual meeting are set forth in our by-laws, which are available on our website at www.rockwellautomation.com on the “Investor Relations” page under the link “About Us” then the heading “Corporate Governance.”

Rockwell Automation - FY2014 Proxy Statement - 54

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EXPENSES OF SOLICITATION

We will bear the cost of the solicitation of proxies. We are soliciting proxies by mail, e-mail and through the Notice of Internet Availability of the Proxy Materials. Proxies also may be solicited personally, or by telephone or facsimile, by a few of our regular employees without additional compensation. In addition, we have hired Morrow & Co., LLC, 470 West Avenue, Stamford, CT, for $8,000 plus associated costs and expenses to assist in the solicitation. We will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

SUPPLEMENTAL FINANCIAL INFORMATION

This proxy statement contains information regarding Return On Invested Capital (ROIC), which is a non-GAAP financial measure. We believe that ROIC is useful to investors as a measure of performance and of the effectiveness of the use of capital in our operations. We use ROIC as one measure to monitor and evaluate performance. Our measure of ROIC may be different from that used by other companies. We define ROIC as the percentage resulting from the following calculation:

(a)

income from continuing operations, before interest expense, income tax provision, and purchase accounting depreciation and amortization, divided by;

(b)

average invested capital for the year, calculated as a five quarter rolling average using the sum of short-term debt, long-term debt, shareowners’ equity, and accumulated amortization of goodwill and other intangible assets, minus cash and cash equivalents and short-term investments, multiplied by;

(c)

one minus the effective tax rate for the period.

ROIC is calculated as follows (in millions, except percentages):

	Year Ended September 30,
	2014	2013
(a) Return
Income from continuing operations	$826.8	$756.3
Interest expense	59.3	60.9
Income tax provision	307.4	224.6
Purchase accounting depreciation and amortization	21.6	19.3
Return	1,215.1	1,061.1
(b) Average Invested Capital
Short-term debt	275.5	209.0
Long-term debt	905.3	905.0
Shareowners’ equity	2,680.7	2,086.7
Accumulated amortization of goodwill and intangibles	772.7	775.2
Cash and cash equivalents	(1,210.6)	(1,010.2)
Short-term investments	(485.2)	(361.7)
Average invested capital	2,938.4	2,604.0
(c) Effective Tax Rate
Income tax provision	307.4	224.6
Income from continuing operations before income taxes	$1,134.2	$980.9
Effective tax rate	27.1%	22.9%
(a)/(b) * (1–c) Return On Invested Capital	30.1%	31.4%

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON FEBRUARY 3, 2015

This proxy statement and 2014 Annual Report, including the Annual Report on Form 10-K for our fiscal year ended September 30, 2014, are available to you on the Internet at www.proxyvote.com.

To view this material, you will need your control number from your proxy card.

The Annual Meeting (for shareowners as of the December 8, 2014 record date) will be held on February 3, 2015, at 5:30 p.m. CST at Rockwell Automation Global Headquarters, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA.

For directions to the Annual Meeting and to vote in person, please call Shareowner Relations at +1 (414) 382-8410.

Shareowners will vote at the Annual Meeting on whether to:

1)

elect Betty C. Alewine, J. Phillip Holloman, Verne G. Istock, Lawrence D. Kingsley, and Lisa A. Payne as directors;

2)

approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2015;

3)

approve on an advisory basis the compensation of our named executive officers as described in the proxy statement; and

4)

approve a proposal to amend our certificate of incorporation to provide for a majority vote standard in uncontested director elections.

The Board of Directors recommends that you vote for the election of the five named directors and the proposals to approve Deloitte & Touche LLP, the compensation of our named executive officers and the amendment of our certificate of incorporation.

December 11, 2014

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ADMISSION TO THE 2015 ANNUAL MEETING

You will need an admission card (or other proof of stock ownership) and proper identification for admission to the Annual Meeting of Shareowners in Milwaukee, Wisconsin on February 3, 2015. If you plan to attend the Annual Meeting, please be sure to request an admittance card by:

•

marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;

•

indicating your desire to attend the meeting through our Internet voting procedure; or

•

calling our Shareowner Relations line at +1 (414) 382-8410.

An admission card will be mailed to you if:

•

your Rockwell Automation shares are registered in your name; or

•

your Rockwell Automation shares are held in the name of a broker or other nominee and you provide written evidence of your stock ownership as of the December 8, 2014 record date, such as a brokerage statement or letter from your broker.

Your admission card will serve as verification of your ownership.

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Rockwell Automation

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on January 29, 2015. Have your direction card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 (toll-free for US and Canada Shareowners only)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on January 29, 2015. Have your direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your direction card and return it in the postage-paid envelope we have provided or return it to Rockwell Automation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by January 29, 2015.

NOTE: If you transmit your voting instructions by Internet or telephone, you DO NOT NEED TO MAIL BACK your direction card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed direction card.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M79760-P57263-Z64232 — KEEP THIS PORTION FOR YOUR RECORDS

THIS DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

ROCKWELL AUTOMATION, INC.

Vote on Directors

	For All	Withhold All	For All Except
A. To elect as directors of Rockwell Automation, Inc. the nominees listed below:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Betty C. Alewine
02) J. Phillip Holloman
03) Verne G. Istock
04) Lawrence D. Kingsley
05) Lisa A. Payne

The Board of Directors recommends a vote FOR proposals B, C and D.

Vote on Proposals

	For	Against	Abstain
B. To approve the selection of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm.	☐	☐	☐
C. To approve, on an advisory basis, the compensation of the Corporation's named executive officers.	☐	☐	☐
D. To approve a majority vote standard for uncontested director elections.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Rockwell Automation

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 2, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 (toll-free for US and Canada Shareowners only)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 2, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Rockwell Automation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by January 29, 2015.

NOTE: If you transmit your voting instructions by Internet or telephone, you DO NOT NEED TO MAIL BACK your proxy card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed proxy card.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M79762-P57263-Z64232

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ROCKWELL AUTOMATION, INC.

Vote on Directors

	For All	Withhold All	For All Except
A. To elect as directors of Rockwell Automation, Inc. the nominees listed below:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:
01) Betty C. Alewine
02) J. Phillip Holloman
03) Verne G. Istock
04) Lawrence D. Kingsley
05) Lisa A. Payne

The Board of Directors recommends a vote FOR proposals B, C and D.

Vote on Proposals

	For	Against	Abstain
B. To approve the selection of Deloitte & Touche LLP as the Corporation's independent registered public accounting firm.	☐	☐	☐
C. To approve, on an advisory basis, the compensation of the Corporation's named executive officers.	☐	☐	☐
D. To approve a majority vote standard for uncontested director elections.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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